SCHEDULE 14A INFORMATION
(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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GEN-PROBE INCORPORATED

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
PERFORMANCE GRAPH
PROPOSAL 2 PROPOSAL TO ADOPT THE 2003 INCENTIVE AWARD PLAN
PROPOSAL 3 PROPOSAL TO ADOPT THE EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
APPENDIX A
APPENDIX B
APPENDIX C

10210 Genetic Center Drive
San Diego, California 92121

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT

To the Stockholders of Gen-Probe Incorporated:

      Notice is hereby given that the Annual Meeting of the Stockholders of Gen-Probe Incorporated (the “Company”) will be held on May 29, 2003 at 10:00 a.m. at the corporate headquarters of the Company at 10210 Genetic Center Drive, San Diego, California, for the following purposes:

1. To elect two directors for a three-year term to expire at the 2006 Annual Meeting of Stockholders. The present Board of Directors of the Company has nominated and recommends for election as director the following persons:

Henry L. Nordhoff
Gerald D. Laubach, Ph.D.

2. To approve the adoption of the 2003 Incentive Award Plan of Gen-Probe Incorporated, and the reservation of 3,750,000 shares of the Company’s common stock for issuance thereunder.

3. To approve the adoption of the Employee Stock Purchase Plan of Gen-Probe Incorporated, and the reservation of 500,000 shares of the Company’s common stock for issuance thereunder.

4. To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003.

5. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on April 15, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

      Accompanying this Notice is a Proxy. Whether or not you expect to be at the Annual Meeting, please sign and date the enclosed Proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

      All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

HENRY L. NORDHOFF
Chairman, Chief Executive Officer and President

San Diego, California

April 18, 2003

GEN-PROBE INCORPORATED

10210 Genetic Center Drive
San Diego, California 92121

PROXY STATEMENT

      The Board of Directors (the “Board”) of Gen-Probe Incorporated, a Delaware corporation (the “Company” or “Gen-Probe”), is soliciting the enclosed Proxy for use at the Annual Meeting of Stockholders of the Company to be held on May 29, 2003 at 10:00 a.m. at the corporate headquarters of the Company at 10210 Genetic Center Drive, San Diego, California (the “Annual Meeting”), and at any adjournments or postponements thereof. This Proxy Statement will be first sent to stockholders on or about April 18, 2003.

      All stockholders who find it convenient to do so are cordially invited to attend the meeting in person. In any event, please complete, sign, date and return the Proxy in the enclosed envelope.

      A proxy may be revoked by written notice to the Secretary of the Company at any time prior to the voting of the proxy, or by executing a later proxy or by attending the meeting and voting in person. Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted for the election of the Board’s nominees for director, for the adoption of the 2003 Incentive Award Plan of Gen-Probe Incorporated (the “2003 Plan”), for the adoption of the Employee Stock Purchase Plan (the “ESPP”) and for ratification of the selection of Ernst & Young LLP as the Company’s auditors. Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

      Stockholders of record at the close of business on April 15, 2003 (the “Record Date”) will be entitled to vote at the meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. As of that date, 23,799,945 shares of common stock, par value $0.0001 per share (“Common Stock”), were outstanding. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy at the Annual Meeting, constitutes a quorum. A plurality of the votes cast at the Annual Meeting is required to elect directors; and a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of the adoption of the 2003 Plan and the ESPP and for the ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003.

      USA, Canada and Puerto Rico stockholders may vote over the telephone by dialing toll-free 1-800-435-6710 using a touch-tone phone and following the recorded instructions. Stockholders will be asked to provide the company number and control number from the enclosed proxy card. Votes must be received by 11:00 p.m. Eastern Standard Time on May 28, 2003 to be counted.

      All stockholders may vote on the Internet by accessing http://www.eproxy.com/gpro to complete an electronic proxy card. Stockholders will be asked to provide the company number and control number from the enclosed proxy card. Votes must be received by 11:00 p.m. Eastern Standard Time on May 28, 2003 to be counted.

      The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and Proxy will be borne by the Company. In addition to soliciting proxies by mail, the Company’s officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, other custodians and nominees will forward proxy soliciting materials to their principals, and that the Company will reimburse such persons’ out-of-pocket expenses. The Company has hired Mellon Investor Services, LLC to assist it in soliciting proxies for an anticipated fee of $13,500 plus reimbursement of out-of-pocket expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Board currently consists of eight members. The Company’s certificate of incorporation provides for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office and provides that upon the expiration of the term of office for a class of directors, nominees for such class shall be elected for a term of three years or until their successors are duly elected and qualified. At this meeting, two nominees for director are to be elected as Class I directors. The nominees are Henry L. Nordhoff and Gerald D. Laubach, Ph.D., who are each members of the present Board. The Class II and Class III directors have one year and two years, respectively, remaining on their terms of office.

      A plurality of the votes cast by the holders of Common Stock at the Annual Meeting is required to elect directors. If no contrary indication is made, Proxies in the accompanying form are to be voted for the Board’s nominees or, in the event any of such nominees is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by the Board to fill such vacancy.

Information Regarding Directors

      The information set forth below as to the nominees for director has been furnished to the Company by the nominees:

Nominees for Election to the Board of Directors

For a Three-Year Term Expiring at the

2006 Annual Meeting of Stockholders

Name	Age	Present Position with the Company

Henry L. Nordhoff	61	Chairman, Chief Executive Officer and President
Gerald D. Laubach, Ph.D.	77	Director

      Henry L. Nordhoff. Mr. Nordhoff joined the Company in July 1994 as Chief Executive Officer and President and was elected to Chairman of the Board in September 2002. Prior to joining the Company, he was President and Chief Executive Officer of TargeTech, Inc., a gene therapy company that was merged into the Immune Response Corporation. Most of Mr. Nordhoff’s career was spent at Pfizer, Inc. in senior positions in Brussels, Seoul, Tokyo and New York. He received a B.A. in international relations and political economy from Johns Hopkins University and an M.B.A. from Columbia University.

      Gerald D. Laubach, Ph.D. Dr. Laubach was President of Pfizer, Inc. from 1972 to 1990. Dr. Laubach is a research chemist by training and served as a laboratory scientist in his early years at Pfizer. He is a member of the Institute of Medicine and formerly served as chair of the IOM Committee on Technological Innovation in Medicine and as a member of the IOM Council on Health Care Technology. He is also a member of the National Academy of Engineering. His former activities also include membership on the Council on Competitiveness (successor group to the President’s Commission on Industrial Competitiveness), the board of the Food and Drug Law Institute, and the Carnegie Institution of Washington. He is a former director of Cigna Corporation, Pfizer Inc., Millipore Corporation and several biotechnology firms. Dr. Laubach holds a B.A. from the University of Pennsylvania and a Ph.D. in organic chemistry from the Massachusetts Institute of Technology.

Members of the Board of Directors Continuing in Office

Term Expiring at the

2004 Annual Meeting of Stockholders

Name	Age	Present Position with the Company

Kiyoshi Kurokawa, M.D., MACP	66	Director
Brian A. McNamee, M.B.B.S.	46	Director
Armin M. Kessler	65	Director

      Kiyoshi Kurokawa, M.D., MACP. Dr. Kurokawa is the Director of the Institute of Medical Sciences at Tokai University in Japan. He is also the Vice President of the Science Council of Japan; the President of the International Congress of Internal Medicine; Dean and Professor of Medicine Tokai University School of Medicine; and Professor Emeritus, University of Tokyo. He has been a Master of the American College of Physicians since 1996 and is a member of the American Society for Clinical Investigation, the Association of American Physicians, the Institute of Medicine of the National Academies of Science. He previously served as President of the International Society of Nephrology from 1997 to 1999, President of the Japanese Society of Internal Medicine from 1995 to 1996 and in a number of positions with the Japanese Society of Nephrology from 1990 to 1999, most recently as Chairman. Dr. Kurokawa received his M.D. degree from the University of Tokyo Faculty of Medicine in 1962.

      Brian A. McNamee, M.B.B.S. Dr. McNamee has been the Chief Executive Officer and Managing Director of CSL Ltd. since 1990. CSL is a leading biopharmaceutical company in Australia with significant activities in human plasma, vaccines and cell culture. Prior to joining CSL, Dr. McNamee was Managing Director of a start up biotechnology company, Pacific Biotechnology Limited, in Sydney and General Manager of Faulding Product Divisions, F.H. Faulding & Co Limited in Adelaide. Dr. McNamee obtained his medical degree from the University of Melbourne.

      Armin M. Kessler. Mr. Kessler served as Chief Operating Officer of Hoffman-La Roche in Basel, Switzerland from 1990 to 1995. Prior to being appointed Chief Operating Officer, Mr. Kessler held several senior positions at Hoffman-La Roche, including head of the diagnostics and pharmaceutical divisions of the organization. Earlier positions in his career included Director of Pharmaceutical Marketing Worldwide for Sandoz (now Novartis) and President of Sandoz KK in Tokyo. Mr. Kessler currently serves on the board of Neotherapeutics (now Spectrum Pharmaceuticals) and The Medicines Company, and has served on the boards of both Syntex Chemicals and Genentech. Mr. Kessler received a degree in Physics and Chemistry from Pretoria University in South Africa, a degree in chemical engineering from the University of Cape Town, South Africa, his juris doctorate from Seton Hall University, and a Ds.h.s. in Business Administration from the University of Pretoria.

Term Expiring at the

2005 Annual Meeting of Stockholders

Name	Age	Present Position with the Company

Raymond V. Dittamore	59	Director
Abraham D. Sofaer	64	Director
Phillip M. Schneider	47	Director

      Raymond V. Dittamore. Mr. Dittamore is a retired audit partner with the international accounting firm of Ernst & Young LLP. Mr. Dittamore retired as a partner of Ernst & Young in 2001 after 35 years of service with the firm, including 14 years as the managing partner of the firm’s San Diego office. His practice in San Diego focused on companies in the life sciences industry, and he was a collaborative editor for Ernst & Young’s annual biotechnology report. Mr. Dittamore is a member of the board of directors of Invitrogen Corporation, Qualcomm Incorporated, and Applied Molecular Evolution. Mr. Dittamore received a B.S. in accounting from San Diego State University.

      Abraham D. Sofaer. Since 1994, Mr. Sofaer has been the George P. Schultz Distinguished Scholar and Senior Fellow, The Hoover Institution, Stanford University. He previously served as a United States District Judge for the Southern District of New York, as the senior Legal Adviser for the United States Department of State, as a Professor at Columbia University School of Law, and as a partner in the New York law firm of Hughes, Hubbard & Reed. He received a B.A. in history from Yeshiva College and an LL.B. from New York University School of Law.

      Phillip M. Schneider. Mr. Schneider is the former Chief Financial Officer of IDEC Pharmaceuticals Corporation. During his 15-year tenure at IDEC, he served as Senior Vice President and Chief Financial Officer where he played an integral role in the company’s growth. Prior to his association with IDEC, Mr. Schneider held various management positions at Syntex Pharmaceuticals Corporation and was previously with KPMG, LLP. Mr. Schneider holds a M.B.A. from the University of Southern California and a B.S. in biochemistry from the University of California at Davis.

Board Meetings

      Prior to the September 15, 2002 spin-off of the Company from Chugai Pharmaceutical Co., Ltd., the Company did not hold regular quarterly board meetings. In August 2002, all existing directors other than Mr. Nordhoff resigned and a new board was elected. Following the election of the new board, two special telephonic meetings and one regularly scheduled meeting were held in 2002. No nominee for director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of committees of the Board on which he served.

Committees of the Board

      Compensation Committee. The Compensation Committee consists of Dr. McNamee, Dr. Laubach and Mr. Kessler. The Compensation Committee held one meeting during 2002. The functions of this committee include:

•	reviewing and, as it deems appropriate, recommending to the Company’s Board, policies, practices and procedures relating to the compensation of the Company’s directors, officers and other managerial employees and the establishment and administration of the Company’s employee benefit plans; and

•	advising and consulting with the Company’s officers regarding managerial personnel and development.

      Audit Committee. The Audit Committee consists of Mr. Schneider, Dr. Laubach and Mr. Sofaer. The Audit Committee held one meeting during 2002. All members of the Audit Committee are independent directors, as defined in the Nasdaq Stock Market qualification standards. The Audit Committee is governed by a written charter approved by the Board, a copy of which is included as Appendix A to this Proxy Statement. The functions of this committee include:

•	meeting with the Company’s management periodically to consider the adequacy of the Company’s internal controls and the objectivity of the Company’s financial reporting;

•	meeting with the independent auditors and with internal financial personnel regarding these matters;

•	recommending to the Company’s Board the appointment of the independent auditors; and

•	reviewing the Company’s financing plans and reporting recommendations to the Company’s Board for approval and to authorize action.

      Corporate Governance Committee. The Corporate Governance Committee is comprised of Mr. Dittamore, Dr. Kurokawa, Mr. Sofaer and Mr. Kessler. The Corporate Governance Committee held no meetings during 2002. Its duties and responsibilities include:

•	assessing the performance of the Board;

•	developing guidelines for board composition; and

•	reviewing and administering the Company’s corporate governance guidelines and considering other issues relating to corporate governance.

      In the future, the Company’s Board of Directors expects to expand the duties and responsibilities of the committees of the Board of Directors consistent with new enacted laws and recently proposed regulations and listing requirements of the Nasdaq Stock Market.

Report of the Audit Committee

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with Ernst & Young LLP their independence from management and the Company including the matters in written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

      The Committee discussed with Ernst & Young LLP the overall scope of their audit. The Committee met with Ernst & Young LLP to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Committee approved the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as the Company’s independent auditors for 2003.

      This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

      The foregoing report has been furnished by the Audit Committee.

Phillip M. Schneider
Gerald D. Laubach, Ph.D.
Abraham D. Sofaer

Compensation of Directors

      Prior to the September 15, 2002 spin-off of the Company from Chugai Pharmaceutical Co., Ltd., members of the Company’s Board of Directors were not separately compensated for service as a director. In connection with the spin-off, the Company initially agreed to pay each of its independent directors an annual fee of $20,000 and to grant an initial option for 10,000 shares of the Company’s Common Stock. On March 3, 2003, the compensation to be paid to independent directors was adjusted, effective January 1, 2003, to an annual retainer of $60,000, with the first twenty percent of the annual retainer to be paid in the form of Common Stock of the Company, if shares are then available for issuance under an equity incentive plan adopted by the Company. Non-employee directors will also receive an annual grant of an option to purchase 5,000 shares of the Company’s Common Stock, if options are then available, under an equity incentive plan adopted by the Company. Additionally, the Company will pay an additional annual retainer of $20,000 to the chairman of the Audit Committee and $10,000 each to the chairs of the Compensation Committee and the Corporate Governance Committee.

      The Board of Directors unanimously recommends a vote “FOR” each nominee listed above. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on the accompanying Proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information as of April 10, 2003 regarding the beneficial ownership of the Company’s Common Stock by (a) each person known to the Board of Directors to own beneficially 5% or more of the Company’s Common Stock; (b) each director of the Company; (c) the Named Executive Officers (as defined below); and (d) all directors and executive officers of the Company as a group. Information with respect to beneficial ownership has been furnished by each director, officer or 5% or more stockholder, as the case may be. The address for all executive officers and directors is c/o Gen-Probe Incorporated, 10210 Genetic Center Drive, San Diego, California 92121.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “Commission”) which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of Common Stock issuable pursuant to the exercise of stock options or warrants that are immediately exercisable or exercisable within 60 days. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Number of
	Shares of
	Common
	Stock	Percent of
	Beneficially	Common
Five-Percent Beneficial Stockholders, Directors and Executive Officers	Owned	Stock(%)

Five Percent Beneficial Stockholders:
Chilton Investment Company, Inc.(1)	2,256,600	9.5%
Directors and Executive Officers:
Henry L. Nordhoff(2)	218,464	*
Daniel L. Kacian, Ph.D., M.D.(3)	31,289	*
Niall M. Conway(4)	25,449	*
R. William Bowen(5)	21,144	*
Peter R. Shearer(6)	18,493	*
Bruce Huebner(7)	18,440	*
Raymond V. Dittamore	1,000	*
Kiyoshi Kurokawa, M.D., MACP	—	*
Abraham D. Sofaer	3,685	*
Gerald D. Laubach, Ph.D.	5,000	*
Brian A. McNamee, M.B.B.S.	—	*
Armin M. Kessler	—	*
Phillip M. Schneider	1,600	*
All executive officers and directors as a group (22 individuals)(8)	500,069	2.1%

*	Represents beneficial ownership of less than 1% of our Common Stock.

(1)	Chilton Investment Company’s business address is 1266 East Main Street, 7th Floor, Stamford, Connecticut 06902. The foregoing information is based solely upon information contained in a Schedule 13G filed with the Commission by the foregoing entity on February 14, 2003.

(2)	Includes 214,378 shares subject to options that are currently exercisable or will become exercisable within 60 days after April 10, 2003.

(3)	Includes 31,289 shares subject to options that are currently exercisable or will become exercisable within 60 days after April 10, 2003.

(4)	Includes 24,899 shares subject to options that are currently exercisable or will become exercisable within 60 days after April 10, 2003.

(5)	Includes 20,144 shares subject to options that are currently exercisable or will become exercisable within 60 days after April 10, 2003.

(6)	Includes 16,993 shares subject to options that are currently exercisable or will become exercisable within 60 days after April 10, 2003.

(7)	Mr. Huebner’s employment terminated in June 2002.

(8)	See notes (2)-(7). Also includes an aggregate of 155,505 shares subject to options that are currently exercisable or will become exercisable within 60 days after April 10, 2003 held by the individuals and in the amounts set forth below.

Shares Subject
to Options

Larry T. Mimms, Ph.D.	28,847
Robin Vedova	23,673
Mathew Longiaru, Ph.D.	22,921
Gurney I. Lashley	21,155
Paul E. Gargan, Ph.D.	13,328
Lynda A. Merrill	17,099
Herm Rosenman	15,178
Glen Paul Freiberg, RAC	13,304
James H. Godsey, Ph.D.	—

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers and Key Employees

      The following table sets forth information as to persons who serve as our executive officers and key employees as of April 15, 2003.

Name	Position	Age

Henry L. Nordhoff	Chairman, Chief Executive Officer and President	61
Niall M. Conway	Executive Vice President — Sales and Operations	57
James H. Godsey, Ph.D.	Executive Vice President — Development	52
Daniel L. Kacian, Ph.D., M.D.	Executive Vice President and Chief Scientist	57
R. William Bowen	Vice President, General Counsel and Secretary	50
Glen Paul Freiberg, RAC	Vice President — Regulatory, Quality and Government Affairs	51
Paul E. Gargan, Ph.D.	Vice President — Business Development	46
Gurney I. Lashley	Vice President — Supply Chain Management	53
Mathew Longiaru, Ph.D.	Vice President — Product Development	51
Lynda A. Merrill	Vice President — Sales and Marketing	53
Larry T. Mimms, Ph.D.	Vice President — Strategic Planning and Business Development	48
Herm Rosenman	Vice President — Finance and Chief Financial Officer	55
Peter R. Shearer	Vice President — Intellectual Property	54
Robin Vedova	Vice President — Administration	49

      Henry L. Nordhoff, Chairman of the Board, Chief Executive Officer and President. Mr. Nordhoff joined the Company in July 1994 as Chief Executive Officer and President and was elected to Chairman of the Board in September 2002. Prior to joining the Company, he was President and Chief Executive Officer of TargeTech, Inc., a gene therapy company that was merged into the Immune Response Corporation. Most of Mr. Nordhoff’s career was spent at Pfizer, Inc. in senior positions in Brussels, Seoul, Tokyo and New York. He received a B.A. in international relations and political economy from Johns Hopkins University and an M.B.A. from Columbia University.

      Niall M. Conway, Executive Vice President — Sales and Operations. Mr. Conway joined the Company in July 2000. Prior to that date, Mr. Conway was the Area Vice President for the American Red Cross in Washington D.C. from 1999 until 2000. From 1995 to 1999, Mr. Conway was Vice President — Manufacturing for the American Red Cross. Mr. Conway has worked in the biotechnology industry since 1973 and from 1987 to 1994 he was the Vice President, Manufacturing for Pfizer. He received an M.B.A. from University College in Cork, Ireland and a B.S. in chemical engineering from University College in Dublin, Ireland.

      James H. Godsey, Ph.D., Executive Vice President — Development. Dr. Godsey joined the Company in July 2002 as Executive Vice President — Development. Dr. Godsey has over 25 years experience in the diagnostics industry. From 1997 until he joined the Company, Dr. Godsey was President and Chief Operating Officer of ThermoGenesis Corporation, a medical device company serving the blood transfusion and cell therapy markets. In prior positions, he was Vice President, Business Development, as well as Product Line General Manager, at Dade MicroScan, Inc. and Vice President Research and Development at Baxter Diagnostics, MicroScan Division, which are companies that develop automated diagnostic systems, and Vice President Research and Development at American Home Products, Analytab Products Division, a company that developed dehydrated biochemical tests. He received a B.S. in biology from Southeast Missouri State University, an M.S. in microbiology from the University of Missouri at Kansas City and a Ph.D. in biology from St. John’s University.

      Daniel L. Kacian, Ph.D., M.D., Executive Vice President and Chief Scientist. Dr. Kacian joined the Company in 1985 and until 1992 was primarily responsible for directing Research & Development and Regulatory Affairs. From 1980 to 1985, Dr. Kacian was on the faculty of the Department of Pathology and Laboratory Medicine at the University of Pennsylvania and was Director of Clinical Microbiology at the Hospital of the University of Pennsylvania. He received his M.D. in 1978 from the University of Miami and did his internship and residency in laboratory medicine at Washington University and Barnes Hospital in St. Louis. Prior to attending medical school, Dr. Kacian received a B.A. in mathematics from Western Reserve University and an M.S. in microbiology and Ph.D. in molecular genetics from the University of Illinois and served on the faculty of the Department of Human Genetics and Development at Columbia University.

      R. William Bowen, Vice President, General Counsel and Secretary. Mr. Bowen joined the Company in 1997 as Vice President, General Counsel and Assistant Secretary and was appointed Secretary in August 2002. Prior to joining the Company, he was a business litigation partner with the law firm of Luce, Forward, Hamilton & Scripps in San Diego, California. He received a B.S. in commerce and a J.D. from the University of Virginia.

      Glen Paul Freiberg, RAC, Vice President — Regulatory, Quality and Government Affairs. Mr. Freiberg joined the Company in April 1998 as Senior Director, Regulatory Affairs and remained in that position until he was named Vice President — Regulatory, Quality and Government Affairs in October 2001. Prior to joining the Company, Mr. Freiberg was Vice President of Regulatory, Clinical and Quality Systems for C.R. Bard from 1993 until 1998. Mr. Freiberg previously worked at the FDA as an Investigator in the Boston District. He has held industry positions in areas regulated by three FDA Centers covering Drugs, Biologics and Medical Devices. He has also served three terms as the Industry Representative on FDA Advisory Panels, first for the Clinical Chemistry/ Toxicology and then the Immunology panel. He received a B.A. in biology and an M.A. in microbiology from the University of Colorado, Boulder.

      Paul E. Gargan, Ph.D., Vice President — Business Development. Dr. Gargan joined the Company as Vice President, Business Development and Planning in 1997 and in July 2002 was named Vice President — Business Development. He was previously President and Chief Scientific Officer at American Biogenetic Sciences. Dr. Gargan’s 15 years experience in the biotechnology industry include five years in research and development and ten years in general management specializing in technology, licensing, strategic partnerships and alliances. He received a B.S. in chemistry and a Ph.D. in biochemistry from Queens University and an M.B.A. from the University of Notre Dame.

      Gurney I. Lashley, Vice President — Supply Chain Management. Mr. Lashley joined the Company in 1994 as Director of Manufacturing. He was promoted to Senior Director, Manufacturing in 1997 and Vice President — Manufacturing, Blood Bank Products in 1999. In July 2002, he was named Vice President — Supply Chain Management. He has 26 years of experience in the diagnostics and pharmaceutical industries, holding positions in manufacturing, package engineering, manufacturing engineering, planning and materials management. Mr. Lashley’s previous employment included positions at Richardson-Merrell, Becton Dickinson, Macro-Vue and Xoma. He received a B.S. in mathematics from East Carolina University.

      Mathew Longiaru, Ph.D., Vice President — Product Development. Dr. Longiaru joined the Company in 1991 as Director, Advanced Technology Programs and was promoted to Senior Director, Research and Development in 1996, and Vice President — Diagnostic Development in February 2000. Dr. Longiaru has over 20 years of experience in nucleic acid probe diagnostics. Prior to joining the Company, he held various positions at Roche Diagnostic Systems, including Research Group Leader, Molecular Biology and DNA Probes. Before joining Roche Diagnostic Systems, he was a Post Doctoral Fellow at the Roche Institute of Molecular Biology in the Departments of Cell Biology and Molecular Genetics. He received a B.S. in biology from the City College of New York, an M.S. in microbiology from Long Island University and a Ph.D. in microbiology/ immunology from Albert Einstein College of Medicine.

      Lynda A. Merrill, Vice President — Sales and Marketing. Ms. Merrill joined the Company as Vice President — Sales in June 1998 and became Vice President — Sales and Marketing in July 2002. She has over 20 years experience in the diagnostics industry, most recently with Boehringer Mannheim Corporation, where she worked in the sales and marketing arena for 13 years, including two years in the United Kingdom as Divisional Director for Boehringer Mannheim’s Diabetes Care, Point of Care Division. Prior to Boehringer Mannheim, she worked at Baker Instruments in Pennsylvania. She received a B.S. in medical technology from Palm Beach Atlantic College and an M.B.A. from the University of Sussex, U.K.

      Larry T. Mimms, Ph.D., Vice President — Strategic Planning and Business Development. Dr. Mimms joined the Company in 1994 as Director of Research and Development and was promoted to Senior Director, Product Development in 1997 and Vice President — Development, Blood Bank Products in 1999. In July 2002 he was named Vice President — Strategic Planning and Business Development. He has served since 1996 as Principal Investigator for a National Heart, Lung and Blood Contract, developing blood screening assays to detect HIV-1, HCV and HBV. From 1983 until joining the Company, Dr. Mimms held various positions in the Hepatitis/ AIDS — Business Unit at Abbott Laboratories. He was an NIH postdoctoral fellow at Harvard University in cellular and developmental biology prior to joining Abbott Laboratories. He received a B.S. in chemistry from Davidson College and a Ph.D. in biochemistry from Duke University.

      Herm Rosenman, Vice President — Finance and Chief Financial Officer. Mr. Rosenman joined the Company in June 2001. Prior to joining the Company, he was President of Ultra Acquisition Corp., a retail chain and consumer product manufacturer, from 1997 to 2000. He was President of RadNet Management, Inc., a large healthcare provider from 1994 to 1997 and prior to that was Chief Financial Officer for Rexene Corp., a Fortune 1000 company in the petrochemicals industry. He was previously a partner at Coopers & Lybrand (now PricewaterhouseCoopers LLC) where he served numerous Fortune 1000 clients, principally in the pharmaceuticals and telecommunications industries. He received a B.B.A. in finance and accounting from Pace University and an M.B.A. in finance from the Wharton School of the University of Pennsylvania.

      Peter R. Shearer, Vice President — Intellectual Property. Mr. Shearer joined the Company in 1998. Before joining the Company, he was Chief Patent Counsel from 1987 to 1998 at Scios Inc., a biopharmaceutical company developing therapeutics for the treatment of cardiovascular and renal diseases. From 1983 to 1987, Mr. Shearer was in private law practice as a patent attorney in Washington, D.C. From 1978 to 1983, he served as a Senior Patent Attorney at Hoffmann-LaRoche Inc., where he provided legal services to the Research Division, the Diagnostics Division and the Roche Institute of Molecular Biology. Mr. Shearer started his career as a patent attorney with Union Carbide Corporation in 1975. He received a B.E. in chemical engineering from Stevens Institute of Technology and a J.D. from Seton Hall University School of Law.

      Robin Vedova, Vice President — Administration. Ms. Vedova joined the Company in 1988 as Director of Human Resources and was promoted to Vice President — Human Resources in February 1990. In July 2002 she was named Vice President — Administration. She is an advisor on the University of California, San Diego Biomedical Manufacturing Certification Program, a member of the American Society for Training and Development and a member of the Society for Human Resources Management. Prior to joining the Company, Ms. Vedova worked for 10 years in various divisions of Becton Dickinson in Baltimore, Maryland, including as Director, Human Resources with full responsibility for human resources and safety activities. She received a B.A. in management from the University of Phoenix.

Summary Compensation Table

      The following table sets forth certain information concerning compensation for the fiscal years ended December 31, 2002 and December 31, 2001 received by (1) the Company’s chief executive officer, (2) the four most highly compensated executive officers of the Company other than the chief executive officer who were serving as executive officers at the end of the last completed fiscal year and (3) one additional individual, Mr. Bruce Huebner, who would have been named but for the fact that he was not serving as an executive officer at the end of the last completed fiscal year (the “Named Executive Officers”). No amounts are shown with respect to certain “perquisites” where such amounts do not exceed the lesser of 10% of the sum of the amount in the salary and bonus columns or $50,000.

				Long Term Compensation

	Annual Compensation			Securities	Payouts
				Underlying	LTIP	All Other
	Fiscal	Salary	Bonus	Options	Payouts	Compensation
Name	Year	($)	($)	(#)	($)(1)	($)(2)

Henry L. Nordhoff	2002	443,077	$420,000	301,747	—	15,908	(5)
Chairman, Chief	2001	420,000	320,000 (3)	57,030	49,735	19,241	(5)
Executive Officer and President

Daniel L. Kacian, Ph.D., M.D.	2002	282,385	87,000	27,308	—	5,950
Executive Vice	2001	266,458	80,000	13,579	42,630	6,220
President and Chief Scientist

Niall M. Conway	2002	269,308	69,500	30,174	—	5,503
Executive Vice President —	2001	251,500	63,000	7,921	3,280	1,042
Sales and Operations

R. William Bowen	2002	258,462	66,000	18,105	—	4,640
Vice President, General	2001	219,583	60,000	6,880	—	4,556
Counsel and Secretary

Peter R. Shearer	2002	239,053	52,000	15,087	—	6,204
Vice President —	2001	222,351	48,000	5,310	8,600	4,977
Intellectual Property

Bruce Huebner(4)	2002	164,598	68,000	27,761	—	278,549	(6)
Former Executive Vice	2001	259,000	81,000	17,501	53,960	5,867	(7)
President and Chief
Operating Officer

(1)	Long-Term Incentive Plan (“LTIP”) payouts represent payments pursuant to an incentive compensation plan based on units that were valued based primarily on our sales and revenue performance and the price of Chugai Pharmaceutical, Co., Ltd. common stock. The LTIP was terminated on August 17, 2001.

(2)	Amounts in this column are comprised of life insurance premiums paid by the Company on behalf of these executive officers and matching payments under the Company’s 401(k) plan.

(3)	This amount was previously reported as $300,000. However, Mr. Nordhoff received an additional bonus in the amount of $20,000 which was approved by Chugai Pharmaceutical in December 2001 to be paid upon delivery of FDA approval of Duplex/eSAS. This amount was paid in March 2002.

(4)	Mr. Huebner’s employment terminated in June 2002.

(5)	Includes $2,258 and $6,681 in country club dues paid on behalf of Mr. Nordhoff in 2002 and 2001, respectively.

(6)	Includes $273,546 which was paid to Mr. Huebner in connection with his termination and $551 in country club dues paid on behalf of Mr. Huebner.

(7)	Includes $1,352 in country club dues paid on behalf of Mr. Huebner.

Option Grants in Last Fiscal Year

      The following table sets forth information regarding stock options the Company granted during the year ended December 31, 2002 to each of the Named Executive Officers.

		Percent of
	Number of	Options			Potential Realizable Value
	Securities	Granted to			of Assumed Annual Rates of
	Underlying	Gen-Probe			Stock Price Appreciation for
	Options	Employees in	Exercise		Option Term($)(1)
	Granted	Fiscal Year	Price	Expiration
Name	(#)	(%)	($/SH)	Date	5%	10%

Henry L. Nordhoff	301,747	37.28	$24.58	06/01/12	$3,047,393	9,245,763
Daniel L. Kacian, Ph.D., M.D.	27,308	3.37	24.58	06/01/12	275,788	836,738
Niall M. Conway	30,174	3.73	24.58	06/01/12	304,732	924,555
R. William Bowen	18,105	2.24	24.58	06/01/12	182,845	554,751
Peter R. Shearer	15,087	1.86	24.58	06/01/12	152,366	462,277
Bruce Huebner	27,761 (2)	3.43	24.58	06/01/12	280,362	850,619

(1)	The potential realizable value listed in the table represents hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the options were granted to their expiration date. The 5% and 10% rates of appreciation are provided in accordance with the rules of the Commission and do not represent the Company’s estimate or projection of the Company’s future stock value. Actual gains, if any, on option exercises will depend on the future performance of the Common Stock and overall market conditions. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

(2)	Mr. Huebner’s employment with the Company terminated in June 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

      The following table sets forth information regarding option exercises in the year ended December 31, 2002 and unexercised stock options held by the Named Executive Officers as of December 31, 2002.

			Number of			Value of
			Securities Underlying			Unexercised In the
			Unexercised Options			Money Options at
			at December 31,			December 31,
	Shares		2002(#)			2002(1)
	Acquired on	Value
Name	Exercise	Realized	Vested		Unvested	Vested	Unvested

Henry L. Nordhoff	—	—	111,697		367,778	—	—
Daniel L. Kacian, Ph.D., M.D.	—	—	19,497		41,003	—	—
Niall M. Conway	—	—	13,915		43,794	—	—
R. William Bowen	—	—	12,534		28,746	—	—
Peter R. Shearer	—	—	10,635		25,151	—	—
Bruce Huebner	—	—	18,440	(2)	—	—	—

(1)	Based on the closing sale price of the Common Stock on December 31, 2002 ($23.80), as reported by the Nasdaq National Market, less the option exercise price.

(2)	Mr. Huebner’s employment with the Company terminated in June 2002. Includes 18,440 stock options that were vested as of June 30, 2002, the date Mr. Huebner’s employment terminated. In connection with his termination, Mr. Huebner has the right to exercise these vested options through June 30, 2003.

Equity Compensation Plan Information

      The following table sets forth information regarding all of the Company’s equity compensation plans as of December 31, 2002.

			Number of Securities
			Remaining Available for
	Number of Securities		Future Issuance under
	to be Issued upon	Weighted-Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (excluding
	Outstanding Options,	Outstanding Options,	securities reflected in
Plan Category	Warrants and Rights	Warrants and Rights	column (a))(1)

	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,335,199	$25.85	78,774
Equity compensation plans not approved by security holders(2)	3,847	$22.65	196,153

Total	2,339,046	$25.85	274,927

(1)	In addition to the number of shares available for future issuance under the 2000 Equity Participation Plan of Gen-Probe Incorporated (the “2000 Plan”) and the 2002 Plan, an additional 3,750,000 shares have been reserved for future issuance under the 2003 Plan, subject to approval of such plan by the Company’s stockholders at the Annual Meeting (see Proposal 2 below), an additional 500,000 shares have been reserved for future issuance under the ESPP, subject to approval of such plan by the Company’s stockholders at the Annual Meeting (see Proposal 3 below).

(2)	Consists of shares of Common Stock issuable under the 2002 Plan, which does not require the approval of, and has not been approved by, the Company’s stockholders. See the description below of the 2002 Plan.

Description of the 2002 Plan

      General Nature and Purposes of the 2002 Plan. The principal purposes of the 2002 Plan are to provide incentives for certain employees of the Company and its subsidiaries through granting of options (“2002 Plan Awards”), thereby stimulating their personal and active interest in the Company’s development and financial success, and inducing them to remain in the Company’s employ. The 2002 Plan was approved by the Board on November 11, 2002, and is not required to be, and has not been, approved by the Company’s stockholders.

      A brief description of the principal features of the 2002 Plan follows, but the description is qualified in its entirety by reference to the 2002 Plan itself.

      Administration of the Plan. The 2002 Plan is administered by the Compensation Committee of the Company’s Board of Directors (or another committee or a subcommittee of the Board assuming the functions of the Compensation Committee under the 2002 Plan) (the “Committee”). The Committee consists of at least two members of the Board of Directors, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act,” and such rule, “Rule 16b-3”), and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the terms and conditions of the 2002 Plan, the Committee has the authority to select the persons to whom 2002 Plan Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2002 Plan. The Committee is also authorized to adopt, amend, interpret and revoke rules relating to the administration of the 2002 Plan.

      Securities Subject to the 2002 Plan. The aggregate number of shares of Common Stock which may be issued upon exercise of options granted under the 2002 Plan will not exceed 200,000.

      The shares available under the 2002 Plan upon exercise of stock options may be either previously unissued shares or treasury shares. The Committee has the discretion to make appropriate adjustments in the number of securities subject to the 2002 Plan and to outstanding 2002 Plan Awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; or disposition of all or substantially all of the assets of the Company or exchange of Common Stock or other securities of the Company; or other similar corporate transaction or event (an “extraordinary corporate event”).

      If any portion of an Award terminates or lapses unexercised, or is canceled upon grant of a new Award (which may be at a higher or lower exercise price than the Award so canceled), the shares which were subject to the unexercised portion of such 2002 Plan Award, will continue to be available for issuance under the 2002 Plan.

      Term of the 2002 Plan and Amendments. The 2002 Plan will expire on November 10, 2012, unless earlier terminated. The 2002 Plan can be amended, modified, suspended or terminated by the Committee or the Board of Directors. Amendments of the 2002 Plan will not, without the consent of the participant, affect such person’s rights under a 2002 Plan Award previously awarded, unless the 2002 Plan Award agreement governing such 2002 Plan Award itself otherwise expressly so provides.

      Eligibility. 2002 Plan Awards may be granted only to newly hired employees of the Company (including employees who will become officers or directors of the Company) who have not previously been employed by the Company.

      Payment for Shares. The exercise price for all 2002 Plan Awards, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or the Committee may, in its sole and absolute discretion (i) allow a delay in payment up to 30 days from the date the option is exercised, (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been held by the holder for at least six months, (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the option having a fair market value on the date of option exercise equal to the aggregate exercise price of the option or exercised portion thereof, (iv) allow payment, in whole or in part, through the delivery of a notice that the holder has placed a market sell order with respect to shares of Common Stock then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price; provided, that the payment of such proceeds is then made to the Company upon settlement of such sale, and (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and (iv).

      Awards under the 2002 Plan. The 2002 Plan provides that the Committee may grant or issue non-qualified stock options (“NQSOs”). NQSOs will provide for the right to purchase Common Stock at the fair market value on the date of grant and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date, subject to the participant’s continued provision of services to the Company. NQSOs may be granted for any term specified by the Committee; provided that such term may not exceed 10 years.

      Agreements; Consideration to the Company. Each 2002 Plan Award will be set forth in a separate agreement with the person receiving the 2002 Plan Award and will indicate the terms and conditions of the 2002 Plan Award. The dates on which 2002 Plan Awards under the 2002 Plan first become exercisable and on which they expire will be set forth in individual 2002 Plan Award agreements setting forth the terms of the 2002 Plan Awards. Such agreements generally will provide that 2002 Plan Awards expire upon termination of the participant’s status as an employee, although the Committee may provide that Awards granted to employees continue to be exercisable following a termination without cause, or following a “change in control” of the Company (as defined in the 2002 Plan), or because of the grantee’s retirement, death, disability or otherwise.

General Terms of 2002 Plan Awards under the 2002 Plan

      Non-Assignability. No 2002 Plan Awards granted under the 2002 Plan may be assigned or transferred by the grantee, except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, although the shares underlying such 2002 Plan Awards may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any 2002 Plan Award, the 2002 Plan Award may be exercised only by the holder. Notwithstanding the foregoing, the Committee may grant NQSOs that may be assigned or transferred, subject to certain conditions, to “permitted transferees,” which include a child, grandchild, parent, spouse, niece or nephew of the holder.

      Extraordinary Corporate Events. The Committee has discretion under the 2002 Plan to provide that 2002 Plan Awards will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified “extraordinary corporate events”; but in such event the Committee may also give optionees the right to exercise their outstanding NQSOs in full during some period prior to such event, even though the NQSOs have not yet become fully exercisable.

      Effect of Change in Control. Notwithstanding anything in the 2002 Plan or the provisions of any 2002 Plan Award to the contrary, in the event of a Change in Control (as defined in the 2002 Plan), each outstanding 2002 Plan Award shall, immediately prior to the effective date of the Change in Control, automatically become fully vested or exercisable, as applicable, for all of the shares of Common Stock at the time subject to such 2002 Plan Award and, as applicable, may be exercised for any or all of the shares of Common Stock subject to the 2002 Plan Award.

      For purposes of the 2002 Plan, “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions: (a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer for securities of the Company; (b) there is a change in the composition of the Board over a period of thirty-six (36)consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; (c) a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or another entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company’s then outstanding voting securities shall not constitute a Change in Control; or (d) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

      Transfer Restrictions. The Committee, in its discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of a NQSO as it deems appropriate. Any such other restriction shall be set forth in the respective 2002 Plan Award agreement and may be referred to on the certificates evidencing such shares.

      Withholding Tax Obligations. As a condition to the issuance or delivery of stock pursuant to the exercise of a 2002 Plan Award granted under the 2002 Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of 2002 Plan Awards, subject to the discretion of the Committee to disapprove such use.

      Securities Law. The 2002 Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act, and any and all regulations and rules promulgated by the Commission thereunder, including without limitation Rule 16b-3. The 2002

Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2002 Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Employment Agreements

      The Company has entered into an employment agreement with its Chairman, Chief Executive Officer and President, Henry L. Nordhoff on April 2, 2003, which specifies the terms and conditions of his employment. The agreement states that Mr. Nordhoff’s base salary will equal his base salary on the date of the agreement ($475,000 per year), which amount can be increased annually by the Board of Directors. Mr. Nordhoff’s salary may not be decreased during the term of the agreement. Mr. Nordhoff’s target bonus will be 75% of his base salary, with the actual amount determined by the Board of Directors at its discretion. The agreement also provides that Mr. Nordhoff will receive an annual grant of no less than 10,000 shares of restricted stock of the Company and no less than 50,000 options for the Company’s common stock, if such options or restricted shares are then available under an equity participation plan adopted by the Company. The Company also is required to provide Mr. Nordhoff with a term life insurance policy providing for payment of $1 million to his designated beneficiaries and to pay annual club dues on his behalf. The agreement also provides that Mr. Nordhoff is eligible to participate in the Company’s retirement, stock option, insurance and similar plans as in effect from time to time.

      Mr. Nordhoff may terminate his employment with the Company at any time. In the event Mr. Nordhoff’s employment is terminated for reasons other than “cause,” or if he terminates his employment for “good reason” (each as defined in the agreement), Mr. Nordhoff will receive severance in the form of 24 months salary continuation at his salary rate paid at the time of the termination, plus a pro rata portion of his targeted level bonus in the year of the termination and an amount equal to two times his targeted level bonus in the year of termination. If Mr. Nordhoff’s termination is in connection with a change in control, he will receive severance in the form of a lump sum payment, payable within 10 days of termination, equal to 36 months’ base salary, and an amount equal to three times his targeted level bonus in the year of the termination. A termination is considered in connection with a change in control if the termination occurs within the period six months before or 18 months after a change in control. The agreement also requires the Company to provide continued health care coverage to Mr. Nordhoff and his eligible dependents without charge until the earlier of his 65th birthday or the first date that he is covered under another employer’s health benefit program providing substantially the same or better benefits and to pay premiums on life insurance obtained under the Company’s life insurance plan. After Mr. Nordhoff reaches age 65, the Company will provide for up to $10,000 per year in medical reimbursement to cover medical and prescription expenses incurred but not covered by Medicare. Further, upon a termination without cause or for good reason, Mr. Nordhoff’s interest in any unvested 401(k) contributions will vest as of the date of his termination and he will receive outplacement services for six months.

      If it is determined that any payment or distribution of any type to Mr. Nordhoff or for his benefit by the Company, any of its affiliates, any person who acquires ownership or effective control of the Company or ownership of a substantial portion of its assets (within the meaning of Section 280G of the Code and the regulations thereunder), whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax, then Mr. Nordhoff will be entitled to receive an additional “gross up” payment in an amount calculated to ensure that after Mr. Nordhoff pays all taxes (and any interest or penalties imposed with respect to such taxes), including any excise tax, imposed upon the gross-up payment, Mr. Nordhoff retains an amount of the gross-up payment equal to the excise tax imposed upon the total payments made to him. However, if the excise tax could be avoided by reducing the total payments by $10,000 or less, then the total payments shall be reduced to the extent necessary to avoid the excise tax and no gross-up payment will be required under the agreement.

      For purposes of the agreement, “good reason” means any of the following events that are not consented to by Mr. Nordhoff: (i) the removal of Mr. Nordhoff from his position as the Chief Executive Officer of the

Company; (ii) a substantial and material diminution in Mr. Nordhoff’s duties and responsibilities; (iii) a reduction of Mr. Nordhoff’s base salary or target bonus percentage; (iv) the location of Mr. Nordhoff’s assignment on behalf of the Company is moved to a location more than 30 miles from its present location; (v) the failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform the agreement; or (vi) a material breach by the Company of its obligations under the agreement after notice in writing from Mr. Nordhoff and a reasonable opportunity for the Company to cure or substantially mitigate any material adverse effect of such breach. In addition, “cause” means any of the following events: (i) any act of gross or willful misconduct, fraud, misappropriation, dishonesty, embezzlement or similar conduct on the part of Mr. Nordhoff; (ii) Mr. Nordhoff’s conviction of a felony or any crime involving moral turpitude (which conviction, due to the passage of time or otherwise, is not subject to further appeal); (iii) Mr. Nordhoff’s misuse or abuse of alcohol, drugs or controlled substances and failure to seek and comply with appropriate treatment; (iv) willful and continued failure by Mr. Nordhoff to substantially perform his duties under the agreement (other than any failure resulting from disability or from termination by Mr. Nordhoff for good reason) as determined by a majority of the Board after written demand from the Board of Directors for substantial performance is delivered to Mr. Nordhoff, and Mr. Nordhoff fails to resume substantial performance of his duties on a continuous basis within 30 days of such notice; (v) the death of Mr. Nordhoff; or (vi) Mr. Nordhoff’s becoming disabled such that he is not able to perform his usual duties for the Company for a period in excess of six consecutive calendar months.

      The Company has entered into employment agreements with each of the following executives: Executive Vice President — Development, James H. Godsey; Executive Vice President and Chief Scientist, Daniel L. Kacian; Executive Vice President, Sales and Operations, Niall Conway; Vice President and General Counsel, R. William Bowen; Vice President — Regulatory, Quality & Government Affairs, Glen Paul Freiberg; Vice President, Strategic Planning and Business Development, Larry T. Mimms; Vice President and Chief Financial Officer, Herm Rosenman; and Vice President, Administration, Robin L. Vedova. Each agreement provides that in the event the executive’s employment is terminated for reasons other than “cause,” or if the executive terminates her or his employment for “good reason,” (each as defined in the agreement) the executive will receive severance in the form of continued compensation, at the executive’s salary rate paid at the time of the termination plus costs of life insurance premiums, if any, for a period of 12 months. If the termination is due to a change in control, the executive will receive severance in the form of a lump sum payment, payable within 10 days of termination equal to 18 months’ base salary, and an amount equal to 1.5 times the greater of the executive’s targeted level bonus in the year of the termination or the executive’s highest discretionary bonus in the preceding three years. A termination is considered in connection with a change in control if the termination occurs within the period six months before or 18 months after a change in control. Each executive also is entitled to receive COBRA benefits for the executive and eligible dependents until the earlier of one year following the termination date or the first date that the executive is covered under another employer’s health benefit program providing substantially the same or better benefits, and outplacement services for six months.

      The Company also has entered into employment agreements with the following additional executives: Vice President, Business Development, Paul E. Gargan; Vice President, Supply Chain Management, Gurney I. Lashley; Vice President, Product Development, Mathew Longiaru; Vice President, Sales & Marketing, Lynda A. Merrill; and Vice President, Intellectual Property, Peter R. Shearer. Each agreement provides that in the event the executive’s employment is terminated for reasons other than “cause,” or if the executive terminates her or his employment for “good reason,” (each as defined in the agreement) the Executive will receive severance in the form of continued compensation, at the executive’s salary rate paid at the time of the termination plus costs of life insurance premiums, if any, for a period of 6 months. If the termination is due to a change in control, the Executive will receive severance in the form of a lump sum payment, payable within 10 days of termination equal to 12 months’ base salary, and an amount equal to the greater of the executive’s targeted level bonus in the year of the termination or the executive’s highest discretionary bonus in the preceding three years. A termination is considered in connection with a change in control if the termination occurs within the period six months before or 18 months after a change in control. Each executive also is entitled to receive COBRA benefits for the executive and eligible dependents until the earlier of one year following the termination date or the first date that the Executive is covered under another employer’s health benefit program providing substantially the same or better benefits, and outplacement services for six months.

Change-in-Control Severance Compensation Plan

      The Company has established the Gen-Probe Incorporated Change-in-Control Severance Compensation Plan (the “Severance Plan”), which provides eligible employees with severance pay benefits in the event of a change in control of the Company. Generally, all employees who are not officers of the Company are eligible to participate in the Severance Plan. The Company is entitled to amend or terminate the Severance Plan, in its sole discretion, at any time prior to a change in control. Under the Severance Plan, in the event of a change in control of the Company, eligible employees who are terminated without cause within one year of the change in control are entitled to receive a severance payment. The participant is entitled to receive a severance payment equal to the employee’s weekly salary on the date of termination to be paid for a minimum of three weeks and a maximum of 30 weeks (depending on the employee’s position with the Company) and the Company will pay on the employee’s behalf the costs of premiums under the Company’s medical and dental plans during that period of time. Alternatively, the participant may elect to receive 90% of the aggregate cash severance payment due to him or her in one lump sum cash payment. If the participant commences full time employment with a new employer, the Company’s obligation to pay the costs of premiums due under the Company’s medical and dental plans will terminate, but the Company will still be obligated to pay the cash severance payment to the participant. Such payments may tend to discourage takeover attempts by increasing costs to be incurred by the Company in the event of a takeover. The Severance Plan will terminate on September 16, 2009 unless a change in control occurs prior to such date, in which event the Severance Plan will apply to any termination of employment occurring within 12 months after the change in control.

Compensation Committee Interlocks and Insider Participation

      Dr. McNamee, Dr. Laubach and Mr. Kessler serve on the Compensation Committee of the Board. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company’s board of directors or compensation committee.

PERFORMANCE GRAPH

      The following graph illustrates a comparison of the total cumulative stockholder return on the Common Stock since September 16, 2002 to two indices: the Nasdaq Composite Index, U.S. Companies, and the Nasdaq Biotechnology Index. The graph assumes an initial investment of $100 on September 16, 2002. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

Comparison of Cumulative Total Return on Investment

Since September 16, 2002

	9/16/2002	12/31/2002

Gen-Probe Incorporated	$100.00	$172.46
NASDAQ Biotech Index	100.00	102.84
NASDAQ Composite Index	100.00	104.67

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee is composed of three directors of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code. The Compensation Committee receives and approves each of the elements of the executive compensation program of the Company and continually assesses the effectiveness and competitiveness of the program. In addition, the Committee administers the stock option program and other key provisions of the executive compensation program and reviews with the Board all aspects of the compensation structure for the Company’s executives. Set forth below in full is the Report of the Compensation Committee regarding compensation paid by the Company to its executive officers during 2002.

Compensation Philosophy

      The Company’s executive compensation program is based upon a pay-for-performance philosophy. The executive compensation program is designed to provide value to the executive based on the extent of individual performance, the Company’s performance versus budgeted earnings targets and other financial measures, the Company’s longer term financial performance and total return to stockholders, including to the extent share price appreciation meets, exceeds or falls short of expectations. Under this program design, only when expectations are exceeded can incentive payments exceed targeted levels.

Elements of the Executive Compensation Program

      Base Salary. An executive’s base salary is determined by an assessment of her or his sustained performance against her or his individual job responsibilities including, where appropriate, the impact of such performance on the Company’s business results, current salary in relation to the salary range designated for the job, experience and potential for advancement.

      Annual Incentives. Payments under the Company’s annual performance incentive plan are based on achieving personal and corporate goals. Corporate goals include revenues, profitability and product launches. Use of corporate goals establishes a direct link between the executive’s pay and the Company’s financial success. An individual executive’s annual incentive opportunity is generally targeted at 25% of his or her salary.

      Long-Term Incentives. The Company’s long-term incentives will be primarily in the form of stock option awards. The objective of these awards is to advance the Company’s longer-term interests and those of the Company’s stockholders and to complement incentives tied to annual performance. These awards will provide rewards to executives based upon the creation of incremental stockholder value.

      Stock options will only produce value to executives if the price of the Company’s stock appreciates, thereby directly linking the interests of executives with those of stockholders. The number of stock options granted will be based on the grade level of an executive’s position, the executive’s performance in the prior year and the executive’s potential for continued sustained contributions to the Company’s success. The executive’s right to the stock options will vest over a four-year period and each option will be exercisable, but only to the extent that it has vested, over a ten-year period following its grant. In order to preserve the linkage between the interests of executives and those of stockholders, the executives will be encouraged to utilize the shares obtained on the exercise of their stock options, after satisfying the cost of exercise and taxes, to establish a significant level of direct ownership. We will establish share ownership expectations for our executives to meet through the exercise of stock option awards.

CEO Compensation

      Henry L. Nordhoff’s base salary was established pursuant to his employment agreement. The Compensation Committee believes that the total compensation of the Chairman, Chief Executive Officer and President is largely based upon the same policies and criteria used for other executive officers at comparable companies. Each year the Compensation Committee reviews the Chief Executive Officer’s compensation arrangement, the individual performance for the calendar year under review, as well as the Company’s performance. In determining Mr. Nordhoff’s bonus for 2002, the Committee considered his contributions to the Company, particularly in connection with the Company’s spin-off from Chugai Pharmaceutical, Co., Ltd., and his role in implementing strategic and financial initiatives designed to augment the Company’s development and growth efforts. For the fiscal year ended December 31, 2002, Mr. Nordhoff received a bonus of $420,000. In June 2002, Mr. Nordhoff was granted options under the 2000 Plan to purchase 301,747 shares of Common Stock at $24.58 per share. The Compensation Committee believes Mr. Nordhoff’s compensation, including salary and bonus, is at a level competitive with Chief Executive Officer salaries within the biotechnology industry.

Section 162(m) Compliance

      Section 162(m) of the Code generally limits the tax deductions a public corporation may take for compensation paid to its Named Executive Officers to $1 million per executive per year. Performance based compensation tied to the attainment of specific goals is excluded from the limitation. The Company’s stockholders have previously approved the 2000 Plan, qualifying awards under this plan as performance based compensation exempt from the Section 162(m) limits. In addition, the Committee intends to evaluate the Company’s executive compensation policies and benefit plans during the coming year to determine whether additional actions to maintain the tax deductibility of executive compensation are in the best interest of the Company’s stockholders.

Conclusion

      Through the programs described above, a significant portion of the Company’s compensation program and realization of its benefits is contingent on both Company and individual performance.

      The foregoing report has been furnished by the Compensation Committee.

Brian A. McNamee, M.B.B.S.
Gerald D. Laubach, Ph.D.
Armin M. Kessler

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In May 1997, Chugai Pharmaceutical guaranteed the Company’s senior notes in the original principal amount of $14.0 million. These notes related to the financing of the Company’s headquarters and manufacturing facility. In connection with the Company’s spin-off from Chugai Pharmaceutical, the Company repaid in full the remaining $10.0 million of principal due on the notes, the accrued interest due and a prepayment premium of approximately $1.2 million.

      In June 1997, the Company entered into a ground lease with Gen-Probe Holding Company, Inc. (formerly known as Chugai Pharma U.S.A., Inc.), the Company’s former direct parent, pursuant to which the Company leased property on which it constructed its facility at 10210 Genetic Center Drive, San Diego, California. The lease was for a term of approximately 34 years at a base net rental of $525,260 per year. From January 1, 2002 through December 31, 2002, the Company has recognized $306,000 in lease expenses. Effective with the reorganization on July 31, 2002, Gen-Probe obtained title to the land and the ground lease was terminated.

      In September 1998, the Company entered into a distribution agreement with Chugai Diagnostics Science Co., Ltd., a subsidiary of Chugai Pharmaceutical, for the distribution of the Company’s microbial non-viral diagnostic products in Japan. During 2002, Chugai Pharmaceutical sold Chugai Diagnostics Science to Fujirebio Inc., a Japanese life sciences company, which re-named the company Rebio Gen, Inc. During 2002, the Company recognized $2.7 million in sales revenue under this agreement. Sales to Rebio Gen comprised 1.8% of the Company’s 2002 revenues.

      In September 2000, the Company made a loan in principal amount of $100,000 to Niall M. Conway, its Executive Vice President — Sales and Operations. The Company made this loan to Mr. Conway in order to assist him with the purchase of his initial residence in San Diego, California. This loan is evidenced by a promissory note which matures upon the earlier of (a) the resale of such residence, or (b) termination of his employment with the Company. The loan bears interest at the minimum applicable rate (as determined by Internal Revenue Service regulations).

      In July 2001, the Company entered into a license agreement with Chugai Diagnostics Science. During 2002, Chugai Pharmaceutical sold Chugai Diagnostics Science to Fujirebio, Inc., which re-named the company Rebio Gen, Inc. The license agreement has an initial term of 10 years, with automatic renewals for consecutive one-year terms unless one party gives the other party notice 90 days prior to the end of the current term. Under the terms of this agreement, the Company granted Rebio Gen a non-exclusive license for Japan in the field of human clinical diagnostics to various of the Company’s proprietary technologies, including TMA technology and HPA technology. All rights and title to any discovery, invention or improvement made by Rebio Gen as a result of access to the Company’s patent rights licensed under the agreement belong solely to Rebio Gen. The Company received a license fee and a royalty payment for sales made prior to the effective date of the agreement and will receive royalty payments in respect of any products incorporating the licensed technology or developed and commercialized by Rebio Gen until the expiration of the Company’s patents related to these products, which is expected to occur in December of 2020. During 2002, the Company recognized a total of $0.3 million in royalty revenue under this agreement. This agreement may be terminated by either party upon a breach of the agreement that is not cured. The Company also received rights to distribute outside of Japan products developed by Rebio Gen under the license. The Company does not anticipate that the sale will have a material effect on its license or distribution agreement with Rebio Gen.

      In May 2002, the Company entered into a separation and distribution agreement with Chugai Pharmaceutical Co., Ltd., which was amended and restated in August 2002. Pursuant to the terms of the separation and distribution agreement, all of the shares of Common Stock held by Chugai were distributed to its shareholders, and the Company’s Common Stock began regular way trading on the Nasdaq National Market on September 16, 2002. In addition, in April 2002, the Company entered into a transition services agreement with Chugai Pharma USA, LLC (the Company’s former sister company formerly known as Chugai Biopharmaceuticals, Inc.).

      The Company owns a 17% interest in, and Henry L. Nordhoff, the Company’s Chairman, Chief Executive Officer and President is on the board of directors of, Molecular Light Technology Research Ltd., from whom the Company holds an exclusive sublicense for certain chemiluminescence technology. From January 1, 2002 to December 31, 2002, the Company recognized a total of $69,000 in revenue and $2.5 million in expenses under this sublicense.

      The Company believes that all of the transactions described above were on terms at least as favorable to it as they would have been had the Company entered into those transactions with unaffiliated third parties.

PROPOSAL 2

PROPOSAL TO ADOPT THE 2003 INCENTIVE AWARD PLAN

      At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to approve the adoption of the 2003 Plan. The 2003 Plan was adopted by the Board of Directors on March 3, 2003, subject to approval by the stockholders at the Annual Meeting.

      The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting will be required to adopt the 2003 Plan.

Description of the 2003 Plan

      General Nature and Purposes of the 2003 Plan. The principal purposes of the 2003 Plan are to provide incentives for officers, employees and consultants of the Company and its subsidiaries through granting of options, restricted stock and stock appreciation rights (“Awards”), thereby stimulating their personal and active interest in the Company’s development and financial success, and inducing them to remain in the Company’s employ. In addition to Awards made to officers, employees or consultants, the 2003 Plan provides for the granting of options (“Director Options”) to the Company’s non-employee directors, and allows for Director Options and/or restricted stock to be granted to the Company’s non-employee directors in lieu of directors’ fees which would otherwise be payable to such directors.

      A brief description of the principal features of the 2003 Plan follows, but the description is qualified in its entirety by reference to the 2003 Plan itself, a copy of which is included as Appendix B to this Proxy Statement.

      Administration of the Plan. The 2003 Plan will be administered by the Committee with respect to Awards granted to employees or consultants and by the full Board of Directors with respect to Director Options. The Committee will consist of at least two members of the Board of Directors, each of whom is a “non-employee director” for purposes of Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Subject to the terms and conditions of the 2003 Plan, the Committee has the authority to select the persons to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2003 Plan. Similarly, the Board of Directors of the Company has discretion to determine the terms and conditions of Director Options and to interpret and administer the 2003 Plan with respect to such options. The Committee (or the Board of Directors with respect to Director

Options) is also authorized to adopt, amend, interpret and revoke rules relating to the administration of the 2003 Plan.

      Securities Subject to the 2003 Plan. The aggregate number of shares of Common Stock which may be issued upon exercise of options and SARs, or as restricted stock awards granted under the 2003 Plan, will not exceed 3,750,000. Furthermore, the maximum number of shares which may be subject to options or SARs granted under the 2003 Plan to any individual in any calendar year cannot exceed 500,000, and the aggregate number of shares of Common Stock that may be issued as shares of restricted stock under the Plan may not exceed 20% of the total number of shares of Common Stock issued under the Plan.

      The shares available under the 2003 Plan upon exercise of stock options and SARs, and for issuance as restricted stock awards, may be either previously unissued shares or treasury shares. The Committee (or the Company’s Board of Directors with respect to Director Options) has the discretion to make appropriate adjustments in the number of securities subject to the 2003 Plan and to outstanding Awards thereunder to reflect an “extraordinary corporate event.”

      If any portion of a stock option, SAR or other Award terminates or lapses unexercised, or is cancelled upon grant of a new option, SAR or other Award (which may be at a higher or lower exercise price than the option, SAR or other Award so canceled), the shares which were subject to the unexercised portion of such option, SAR or other Award, will continue to be available for issuance under the 2003 Plan.

      Term of the 2003 Plan and Amendments. The 2003 Plan will expire on March 3, 2013, unless earlier terminated. Amendments of the 2003 Plan to increase the number of shares as to which Awards may be made (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions) require the approval of the Company’s stockholders. In all other respects the 2003 Plan can be amended, modified, suspended or terminated by the Committee or the Board of Directors, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the 2003 Plan will not, without the consent of the participant, affect such person’s rights under an Award previously awarded, unless the Award agreement governing such Award itself otherwise expressly so provides.

      Eligibility. Options, SARs and restricted stock may be granted under the 2003 Plan to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries. Such Awards also may be granted to consultants of the Company selected by the Committee for participation in the 2003 Plan. Approximately 700 employees are eligible to participate in the 2003 Plan, and it is currently anticipated that up to 700 employees will be considered for option grants in fiscal 2003. More than one option, SAR or share of restricted stock may be granted to an employee or consultant. Non-employee directors of the Company and its subsidiaries may be granted non-qualified stock options and restricted stock in accordance with the 2003 Plan.

      Payment for Shares. The exercise or purchase price for all options, SARs and restricted stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or the Committee (or the Board of Directors with respect to Director Options) may, in its sole and absolute discretion (i) allow a delay in payment up to 30 days from the date the option is exercised, (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been held by the holder for at least six months, (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the option having a fair market value on the date of option exercise equal to the aggregate exercise price of the option or exercised portion thereof, (iv) allow payment, in whole or in part, through the delivery of a notice that the holder has placed a market sell order with respect to shares of Common Stock then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price; provided, that the payment of such proceeds is then made to the Company upon settlement of such sale, and (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and (iv).

      Awards under the 2003 Plan. The 2003 Plan provides that the Committee may grant or issue stock options (“Options”), SARs and restricted stock, or any combination thereof.

      Non-Qualified Stock Options (“NQSOs”). NQSOs will provide for the right to purchase Common Stock at a specified price, which may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the Committee, or the Board of Directors with respect to Director Options) in one or more installments after the grant date, subject to the participant’s continued provision of services to the Company and/or subject to the satisfaction of individual or Company performance targets established by the Committee (or the Board of Directors with respect to Director Options). NQSOs may be granted for any term specified by the Committee (or the Board of Directors with respect to Director Options); provided that such term may not exceed 10 years.

      Incentive Stock Options (“ISOs”). ISOs will be designed to comply with applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the Optionee’s termination of employment, and must be exercised within the ten years after the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the 2003 Plan provides that the exercise price for such ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant. To the extent the aggregate fair market value of stock with respect to which ISOs (determined without regard to the vesting limitations contained in Section 422(d) of the Code) are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options will be taxed as NQSOs. For this purpose, the fair market value of stock will be determined as of the time the option is granted.

      Director Options. Director Options are NQSOs to purchase shares of Common Stock granted to directors of the Company who are not employees of the Company (each, an “Independent Director”). Director Options will provide for the right to purchase Common Stock at a specified price, which may not be less than fair market value on the date of grant. No portion of a Director Option shall be exercisable upon the expiration of twelve months following termination of such director’s services as a director of the Company by reason of permanent and total disability or death, or upon the expiration of three months following termination of such director’s services as a director of the Company by reason other than of permanent and total disability or death, unless the Optionee dies within such three month period.

      The Board may from time to time, subject to applicable limitations of the 2003 Plan, grant Director Options which shall be NQSOs with such terms and conditions as may determined by the Board in its absolute discretion.

      Restricted Stock. The Committee is authorized to determine (i) which employees and consultants of the Company or any subsidiary should be issued restricted stock, (ii) the number of shares of restricted stock to be issued to such employees and consultants and (iii) the terms and conditions applicable to such restricted stock, consistent with the 2003 Plan. Restricted stock issued under the 2003 Plan is subject to such restrictions as the Committee may provide in the terms of each individual restricted stock agreement, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that the Committee may remove any or all of such restrictions after issuance of the restricted stock. Restricted stock typically may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met and in the event of the grantee’s termination of employment or consultancy, although the Committee may make exceptions based on the reason for termination or on other factors. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire, and with respect to persons subject to Section 16 of the Exchange Act, in no event until at least six months and one day have elapsed from the date on which the restricted stock was issued.

      Restricted Stock Grants to Independent Directors. Shares of restricted stock may be granted to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent

Directors, pursuant to such policies as may be adopted by the Board of Directors from time to time. Shares of restricted stock granted to Independent Directors may be fully vested as of the date of grant.

      SARs. The Committee may grant SARs having terms and conditions consistent with the 2003 Plan to employees or consultants in connection with Options or separately. SARs granted by the Committee in connection with Options entitle the optionee to surrender unexercised to the Company a portion of the Option to which the SAR relates in exchange for an amount determined by multiplying (i) the difference obtained by subtracting the Option exercise price from the fair market value of a share of Common Stock on the date of exercise of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR has been exercised. SARs granted by the Committee independent of Options granted under the 2003 Plan would entitle the grantee to exercise all or a specified portion of the SAR (at the exercise price per share of Common Stock subject to such SAR set by the Committee) in exchange for an amount determined by multiplying (i) the difference obtained by subtracting the SAR purchase price from the fair market value of a share of Common Stock on the date of exercise of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR has been exercised. The amounts determined above may be paid to the grantee of an SAR in cash, in Common Stock (based on its fair market value as of the date the SAR is exercised) or a combination of both, as determined by the Committee.

      Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2003 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Committee in the SAR agreements. Generally, a SAR which is unrelated to an Option granted under the 2003 Plan will not be exercisable during the first six months after such SAR is granted if the grantee is then subject to Section 16 of the Exchange Act.

      Agreements; Consideration to the Company. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award. The dates on which options or other Awards under the 2003 Plan first become exercisable and on which they expire will be set forth in individual Award agreements setting forth the terms of the Awards. Such agreements generally will provide that options and other Awards expire upon termination of the participant’s status as an employee, consultant or director, although the Committee may provide that Options or other Awards granted to employees or consultants continue to be exercisable following a termination without cause, or following a “change in control” of the Company (as defined in the 2003 Plan), or because of the grantee’s retirement, death, disability or otherwise.

     General Terms of Awards under the 2003 Plan

      Non-Assignability. No Option, SAR or other Award granted under the 2003 Plan may be assigned or transferred by the grantee, except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, although the shares underlying such Awards may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any Option or right, the Option or right may be exercised only by the holder. Notwithstanding the foregoing, the Committee may grant NQSOs that may be assigned or transferred, subject to certain conditions, to “permitted transferees,” which include a child, grandchild, parent, spouse, niece or nephew of the holder.

      Extraordinary Corporate Events. The Committee (or the Board of Directors with respect to Director Options) has discretion under the 2003 Plan to provide that Options and other rights to acquire Common Stock will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified “extraordinary corporate events”; but in such event the Committee (or the Board of Directors with respect to Director Options) may also give optionees and other grantees the right to exercise their outstanding Options or rights in full during some period prior to such event, even though the Options or other Awards have not yet become fully exercisable, and the Committee (or the Board of Directors with respect to Director Options) may also provide that all restrictions imposed on some or all shares of restricted stock shall lapse, and some or all shares of restricted stock may cease to be subject to the Company’s right to repurchase after such event.

      Effect of Change in Control. Notwithstanding anything in the 2003 Plan or the provisions of any Award to the contrary, in the event of a Change in Control (as defined in the 2003 Plan), each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully vested, exercisable or payable, as applicable, for all of the shares of Common Stock at the time subject to such Award and, as applicable, may be exercised for any or all of the shares of Common Stock subject to the Award.

      For purposes of the 2003 Plan, “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions: (a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer for securities of the Company; (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; (c) a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or another entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company’s then outstanding voting securities shall not constitute a Change in Control; or (d) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

      Transfer Restrictions. The Committee (or the Board of Directors with respect to Director Options), in its discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Award agreement and may be referred to on the certificates evidencing such shares. The Committee may require the employee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of an ISO within two years from the date of granting such ISO or one year after the transfer of such shares to such employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an ISO refer to such requirement to give prompt notice of disposition.

      Withholding Tax Obligations. As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any option or other Award granted under the 2003 Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other Awards, subject to the discretion of the Committee to disapprove such use.

      Securities Law. The 2003 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Commission thereunder, including without limitation Rule 16b-3. The 2003 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2003 Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      Certain Federal Income Tax Consequences With Respect to the 2003 Plan. The U.S. federal income tax consequences of the 2003 Plan are summarized in the following discussion which deals with the general tax principles applicable to the 2003 Plan, and is intended for general information only. Foreign, state and local income taxes are not discussed. Also, the following discussion does not address U.S. federal employment tax consequences. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

      Non-Qualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of an NQSO under the 2003 Plan, but will recognize ordinary income, and the Company or other employer corporation generally will be entitled to a deduction, upon the exercise of an NQSO. The amount of income recognized (and the amount generally deductible by the Company or other employer corporation) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee’s basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.

      Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO; however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee’s ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

      Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company (or other employer corporation) generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

      Restricted Stock. An employee to whom restricted stock is issued generally will not recognize taxable income upon such issuance and the Company (or other employer corporation) generally will not then be entitled to a deduction, unless an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company (or other employer corporation) generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefor. If a timely election is made under Section 83(b) with respect to qualifying restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefor and the Company (or other employer corporation) will be entitled to a deduction for the same amount.

      Section 162(m) Limitation. In general, under Section 162(m) of the Code, income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in

Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.”

      Under Section 162(m), stock options and SARs will satisfy the “performance-based compensation” exception if the 2003 Plan is approved by stockholders at the Annual Meeting, the award of the options or SARs are made by a committee of the Board of Directors consisting solely of two or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as “performance-based compensation” if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation’s stockholders.

      The 2003 Plan has been designed to permit the Committee to grant stock options and SARs which will qualify as “performance-based compensation.” In addition, to permit Awards other than stock options and SARs to qualify as “performance-based compensation,” the 2003 Plan provides that the Committee may designate as “Section 162(m) Participants” certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant Awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets which are related to one or more of the following performance goals: (i) net income, (ii) pre-tax income, (iii) operating income, (iv) cash flow, (v) earnings per share, (vi) return on equity, (vii) return on invested capital or assets, (viii) cost reductions or savings, (ix) funds from operations, (x) appreciation in the fair market value of the Common Stock and (xi) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

      Options Granted Under the 2003 Plan. No Options have been granted and no other Awards have been made under the 2003 Plan.

      The Board of Directors recommends a vote “FOR” the adoption of the 2003 Plan.

PROPOSAL 3

PROPOSAL TO ADOPT THE EMPLOYEE STOCK PURCHASE PLAN

      At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to approve the adoption of the ESPP. The ESPP was adopted by the Board of Directors on March 3, 2003, subject to approval by the Compensation Committee, which approved the ESPP on April 2, 2003, subject to approval by the stockholders at the Annual Meeting.

      The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting will be required to adopt the ESPP.

Description of the ESPP

      General Nature and Purposes of the ESPP. The purpose of the ESPP is to assist eligible employees of the Company and its designated subsidiary corporations in acquiring stock ownership in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. Under the ESPP, an eligible employee will be granted options to purchase shares of the Company’s Common Stock through payroll deductions, at a discount from the then current market price, without payment of commissions or other charges. Offering employees the opportunity to become owners of Common Stock is intended to help to further align the employees’ interests with those of the Company’s stockholders generally. The ESPP also is intended to help employees provide for their future security and to encourage them to remain in the employment of the Company and its subsidiary corporations. The proceeds received by the Company from the sale of shares of Common Stock pursuant to the ESPP will be used for general corporate purposes.

      The ESPP will become effective on May 30, 2003 and will remain in effect until terminated by the Board of Directors. The ESPP is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and is not a qualified plan under Section 401(a) of the Code.

      A brief description of the principal features of the ESPP follows, but the description is qualified in its entirety by reference to the ESPP itself, a copy of which is included as Appendix C to this Proxy Statement.

      Securities Subject to the ESPP. The total number of shares of Common Stock that may be sold under the ESPP will not exceed 500,000 shares. As of March 31, 2003 and assuming that a maximum of 500,000 shares of Common Stock will be issued under the ESPP, the total market value of the ESPP (based on the Company’s closing share price on March 31, 2003 on the Nasdaq National Market for its Common Stock of $23.12) is $11.6 million. The ESPP provides for appropriate adjustment in the number and kind of shares of stock for which options may be granted, and the number and kind of shares of stock which may be sold pursuant to the ESPP, in the event of a stock split, stock dividend, reorganization or other specified changes in the capitalization of the Company.

      Eligible Persons. Employees of the Company and its designated subsidiaries generally will be eligible to participate in the ESPP and will receive options to purchase shares of Common Stock under the ESPP.

      An employee will not be eligible to participate in the ESPP if such employee: (i) immediately after an option is granted under the ESPP, owns (or is treated as owning) shares of Common Stock or other stock possessing 5% or more of the total voting power or value of all classes of stock of the Company (and any parent corporation and subsidiary corporation of the Company), (ii) is customarily employed by the Company for 20 hours or less per week, or (iii) is customarily employed by the Company for five months or less in any calendar year.

      Directors of the Company (or any parent corporation or subsidiary corporation of the Company) who are not employees will not be eligible to participate in the ESPP.

      Grant of Options. The Company will grant options under the ESPP to all eligible employees in successive six-month offering periods. The offering periods will be: (i) March 1 through and including the following August 31, and (ii) September 1 through and including the last day of the following February of each year, provided, however, that the first offering period will begin on May 30, 2003 and end on August 31, 2003. The Company will grant an option to each eligible employee on the first day of an offering period. The Company will grant options under the ESPP until the number of shares of Common Stock available under the ESPP have been sold, or the ESPP terminates.

      As required under Section 423(b)(8) of the Code, no eligible employee may be granted an option under the ESPP that permits his or her rights to purchase shares of Common Stock or other stock under the ESPP (and under all other employee stock purchase plans of the Company, any parent corporation or any subsidiary corporation of the Company) to accrue at a rate which exceeds $25,000 of the fair market value (determined as of the date of grant of the option) of such Common Stock or other stock for any calendar year.

      Election to Participate; Payroll Deductions. Each eligible employee will participate in the ESPP by means of payroll deductions. An eligible employee will be required to deliver a completed and executed written payroll deduction authorization to the Company no later than ten days before the commencement of an offering period. The payroll deduction authorization will be the employee’s election to participate in the offering period and subsequent offering periods.

      The payroll deduction authorization will designate the percentage of the eligible employee’s compensation to be deducted for purposes of the ESPP. The payroll deductions will occur on each payday during the offering period and may be in any whole percentage of compensation not exceeding 15%. Compensation will include salary, wages, bonuses, overtime, commissions, profit-sharing distributions or other incentive compensation payments.

      An eligible employee may change his or her payroll deduction authorization during an offering period to any whole percentage of compensation not exceeding 15%. An eligible employee may also withdraw or suspend from participation in the ESPP during an offering period. See “Withdrawal from the ESPP.”

      An eligible employee’s payroll deduction authorization will remain in effect for subsequent offering periods, unless (i) the employee delivers a new authorization to the Company no later than ten days prior to the commencement of a subsequent offering period, (ii) withdraws from participation during a prior offering period, (iii) ceases to be an eligible employee or (iv) terminates employment with the Company or its subsidiaries.

      Exercise of Options. Each eligible employee in the ESPP, automatically and without any act on such employee’s part, will be deemed to have exercised his or her option on the last day of the offering period for which the option was granted. An eligible employee’s option will be exercised to the extent that the employee’s cumulative payroll deductions for the offering period are sufficient to purchase, at the applicable option price, whole shares of Common Stock. No fractional shares of Common Stock will be sold under the ESPP. An eligible employee may not purchase more than 100,000 shares of Common Stock upon the exercise of the option with respect to any offering period. Any payroll deductions not applied to purchase of whole shares of Common Stock will be credited to the account of the employee and applied to subsequent option exercises.

      Following the end of an offering period, each eligible employee will be provided with a report showing the amount of his or her cumulative payroll deductions and the number of shares of Common Stock purchased upon the exercise of the option for the offering period.

      Option Price; Discount to Fair Market Value. The option price for a share of Common Stock purchased under the ESPP for an offering period will be 85% of the lesser of: (i) the fair market value of a share of the Common Stock on the date of option exercise (i.e., the last day of the offering period with respect to which the option was granted), and (ii) the fair market value of a share of the Common Stock on the date of option grant (i.e., the first day of the offering period).

      The fair market value of a share of Common Stock as of a given date will be: (i) the closing price of a share of Common Stock on the principal stock exchange or the Nasdaq National Market or Nasdaq SmallCap Market (or as reported on any composite index which includes such principal stock exchange or Nasdaq Market) on which shares of Common Stock are then trading on such date (or the immediately preceding trading day, if the Common Stock is not traded on that date), or (ii) if the Common Stock is not publicly traded on an exchange or Nasdaq and not quoted on a quotation system other than Nasdaq, the fair market value as determined by the Committee (as defined below) acting in good faith. Currently, shares of Common Stock trade on the Nasdaq National Market.

      Withdrawal From the ESPP. An eligible employee may withdraw from participation under the ESPP during an offering period at any time other than the last ten days of an offering period. Upon withdrawal, the employee’s cumulative payroll deductions will be refunded to the employee without interest. An eligible employee who withdraws from the ESPP and is eligible for a subsequent offering period may participate in such offering period by delivering a payroll deduction authorization to the Company not later than ten days before the commencement of such subsequent offering period.

      Expiration of Options. Each option granted for an offering period will expire on the last day of the offering period, immediately after the automatic exercise of the option pursuant to the terms of the ESPP. Except in the case of death of an employee, an employee’s participation in the ESPP will automatically terminate on the date of termination of employment with the Company and its subsidiaries. Upon such termination, the employee’s cumulative payroll deductions will be refunded to the employee without interest.

      In the case of death, the employee (or the employee’s estate) may notify the Company of such employee’s (or employee’s estate’s) desire to have the cumulative payroll deductions refunded. Upon receipt of such notice, the employee’s cumulative payroll deductions will be refunded to the employee without interest. If the Company does not receive such notice prior to the end of an offering period, the employee’s option will be exercised on such date.

      Non-Transferability of Options. An eligible employee’s option under the ESPP will not be transferable, other than by will or the laws of descent and distribution, and will be exercisable during a employee’s lifetime only by the employee.

      Rights as Stockholders. An eligible employee will not be deemed to be a stockholder of the Company solely as a result of participation in the ESPP. The eligible employee will not have any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock offered under the ESPP until the shares have been issued to the employee following the exercise of any option.

      Administration. The ESPP will be administered by a committee appointed by the Company’s Board of Directors (the “Committee”). The Committee will be comprised of certain members of the Board of Directors or employees. The Committee has the power to interpret the ESPP and to adopt such rules for the administration, interpretation and application of the ESPP as are consistent with the ESPP. The Committee may also delegate certain of its duties under the ESPP. Action by the Committee will be taken by a majority vote or written consent of all of its members.

      Amendment and Termination of the ESPP. The Board of Directors and the Committee may amend, suspend or terminate the ESPP at any time and from time to time, provided that the approval by a vote of the holders of the outstanding shares of the Company’s capital stock entitled to vote will be required to amend the ESPP to: (i) change the number of shares of the Common Stock reserved for issuance under the ESPP, (ii) alter the requirements for eligibility under the ESPP or (iii) change the ESPP in any manner that would cause the ESPP to not be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

      Certain Federal Income Tax Consequences With Respect to the ESPP. The following summarizes the Federal income tax consequences of an employee’s participation in the ESPP and is not intended to be a complete description of the tax consequences. This summary does not address Federal employment taxes, state and local income taxes and other taxes that may be applicable.

      Grant of Option; Exercise of Option. An eligible employee will not recognize taxable income on the date the employee is granted an option under the ESPP (i.e., the first day of the offering period). In addition, the employee will not recognize taxable income on the date the option is exercised (i.e., the last day of the offering period).

      Sale of Common Stock after the Holding Period. If an employee does not sell or otherwise dispose of the shares of Common Stock purchased upon exercise of his or her option under the ESPP within two years after the date on which the option is granted or within one year after the date on which the shares of Common Stock are purchased (the “Holding Period”), or if the employee dies while owning the shares of Common Stock, the employee will be taxed in the year in which he or she sells or disposes of the shares of Common Stock, or the year closing with his or her death, whichever applies, as follows:

•	The employee will recognize ordinary income in an amount equal to the lesser of:

•	the excess, if any, of the fair market value of the shares of Common Stock on the date on which such shares are sold or otherwise disposed, or the date on which the employee died, over the amount paid for the shares of Common Stock, or

•	the excess of the fair market value of the shares of Common Stock on the date the option was granted, over the option price (determined assuming that the option was exercised on the date granted) for such shares of Common Stock; and

•	The employee will recognize as capital gain any further gain realized (after increasing the tax basis in the shares of Common Stock by the amount of ordinary income recognized as described above).

      Sale of Common Stock during the Holding Period. If the employee sells or otherwise disposes of the shares of the Common Stock purchased upon exercise of his or her option under the ESPP before the Holding Period expires, and the amount realized is greater than or equal to the fair market value of the shares of

Common Stock on the date of exercise, the employee will be taxed in the year in which he or she sells or disposes of the shares of Common Stock as follows:

•	The employee will recognize ordinary income to the extent of the excess of the fair market value of the shares of Common Stock on the date on which the option was exercised, over the option price for such shares of Common Stock; and

•	The employee will recognize as capital gain any further gain realized (after increasing the tax basis in the shares of Common Stock by the amount of ordinary income recognized as described above).

      If the employee sells or otherwise disposes of the shares of Common Stock before the Holding Period expires, and the amount realized is less than the fair market value of the shares of Common Stock on the date of exercise, the employee will be taxed in the year in which he or she sells or disposes of the shares of Common Stock as follows:

•	The employee will recognize ordinary income to the extent of the excess of the fair market value of the shares of Common Stock on the date on which the option was exercised, over the option price for such shares of Common Stock; and

•	The employee will recognize capital loss to the extent the fair market value of the shares of Common Stock on the exercise date exceeds the amount realized on the sale or other disposition.

      The Company’s Deduction. The Company (or the subsidiary corporation that employs the employee) is entitled to a tax deduction only to the extent that the employee recognizes ordinary income because the employee sells or otherwise disposes of the shares of Common Stock before the Holding Period expires.

      The Board of Directors recommends a vote “FOR” the adoption of the ESPP.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has selected Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2003 and has directed that management submit the selection of independent auditors to the stockholders for ratification at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since 1989 and through the year ending December 31, 2002. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Stockholders are not required to ratify the selection of Ernst & Young LLP as the Company’s independent auditors. However, the Company is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If you fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and the Company’s stockholders.

      The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

Audit Fees

      Ernst & Young LLP was the independent auditor of the Company during the year ended December 31, 2002. The aggregate fees billed by Ernst & Young LLP in connection with the audit of the Company’s annual financial statements for the most recent fiscal year were $120,000. Additionally, $12,000 was billed for the review of the Company’s financial information included in its quarterly reports on Form 10-Q for the periods ending June 30, 2002 and September 30, 2002.

Financial Information Systems Design and Implementation Fees

      During the fiscal year ended December 31, 2002, the Company did not incur any information technology consulting fees from services provided by Ernst & Young LLP.

Audit Related Fees

      The aggregate fees billed for audit related services rendered to the Company by Ernst & Young LLP during the year 2002 was approximately $162,002. These fees relate to the review of the Company’s Registration Statements on Form 10 filed in 2002 in connection with the spin-off from Chugai Pharmaceutical and audit fees for the Company’s 401K plan.

Tax Related Fees

      The aggregate fees billed for tax related services rendered to the Company by Ernst & Young LLP during the year 2002 was approximately $98,954. These fees relate to tax consulting services provided to the Company in connection with the spin-off from Chugai Pharmaceutical and reviews of corporate tax returns.

All Other Fees

      The aggregate fees billed for all professional services rendered to the Company by Ernst & Young LLP during the year 2002 except for Audit Fees, Audit Related Fees and Tax Related Fees was approximately $3,190.

      The Audit Committee determined that the non-audit services provided by Ernst & Young LLP are compatible with maintaining the auditor’s independence.

      The Board of Directors recommends a vote “FOR” the selection of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2003.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Under Section 16(a) of the Exchange Act, directors, officers and beneficial owners of ten percent or more of the Company’s Common Stock (“Reporting Persons”) are required to report to the Commission on a timely basis the initiation of their status as a Reporting Person and any changes regarding their beneficial ownership of the Company’s Common Stock. Based solely on the Company’s review of such forms received and the written representations of the Company’s Reporting Persons, the Company has determined that no Reporting Person known to the Company was delinquent with respect to their reporting obligations as set forth in Section 16(a) of the Exchange Act other than the following: each of Raymond V. Dittamore, Kiyoshi Kurokawa, M.D., MACP and Abraham D. Sofaer reported the initiation of their status as a Reporting Person in August 2002 twelve business days late; Paul E. Gargan, Ph.D. reported the purchase of 750 shares of Common Stock in September 2002 one business day late; and Gerald D. Laubach, Ph.D. reported the purchase of 5,000 shares of Common Stock in December 2002 three business days late.

STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Company’s Annual Meeting of Stockholders to be held in 2004 must be received by the Company no later than December 19, 2003 in order to be included in the Company’s proxy statement and form of proxy relating to that meeting. These proposals must comply with the requirements as to form and substance established by the Commission for such proposals in order to be included in the proxy statement. Under the Company’s Amended and Restated Bylaws, a stockholder who wishes to make a proposal at the 2004 Annual Meeting without including the proposal in the Company’s proxy statement and form of proxy relating to that meeting must notify the Company no earlier than January 29, 2004 and no later than February 28, 2004 unless the date of the 2004 annual meeting of stockholders is more than 30 days before or more than 60 days after the one-year anniversary of the 2003 annual meeting. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2004 Annual Meeting may exercise discretionary voting power regarding any such proposal.

ANNUAL REPORT

      The Annual Report of the Company for the fiscal year ended December 31, 2002 will be mailed to stockholders of record as of April 15, 2003 on or about April 18, 2003. The Annual Report does not constitute, and should not be considered, a part of this Proxy solicitation material.

      If any person who was a beneficial owner of Common Stock of the Company on the record date for the Annual Meeting of Stockholders desires additional information, a copy of the Company’s Annual Report on Form 10-K will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of the Company at such date. Requests should be directed to Gen-Probe Incorporated, 10210 Genetic Center Drive, San Diego, California 92121, Attention: Investor Relations.

OTHER BUSINESS

      The Board does not know of any matter to be presented at the Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

      All stockholders are urged to complete, sign and return the accompanying Proxy Card in the enclosed envelope.

By Order of the Board of Directors

HENRY L. NORDHOFF
Chairman, Chief Executive Officer and President

Dated: April 18, 2003

APPENDIX A

GEN-PROBE INCORPORATED

AUDIT COMMITTEE CHARTER

I.     PURPOSE AND POLICY

      The primary purpose of the Audit Committee (“Committee”) shall be to act on behalf of the Gen-Probe Incorporated (“Company”) Board of Directors (“Board”) in fulfilling its oversight responsibilities with respect to the adequacy of the Company’s internal controls, corporate accounting, financial reporting practices and audits of financial statements as well as the quality, integrity, and reliability of the Company’s financial statements and financial reports to the public, as well as the performance of the Company’s internal audit function and the independence, qualifications, and performance of the Company’s independent outside auditors (“Auditors”).

      The policy of the Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Committee and the Auditors, the Company’s financial management and internal auditors.

II.     COMPOSITION

      The Committee shall consist of at least three members of the Board. The members of the Committee shall satisfy the independence and financial literacy requirements of Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NASDAQ Stock Market (“Nasdaq”). At least one member shall satisfy the Nasdaq financial experience requirements as in effect from time to time.

III.     MEETINGS AND MINUTES

      The Committee will meet at least four times annually. The Committee may hold such additional regular or special meetings as its members deem necessary or appropriate. The Committee shall appoint a Chairperson of the Committee by majority vote. The Chairperson (or in his or her absence, a member designated by the Chairperson) shall preside at all meetings of the Committee. The Committee Chairperson has the power to call a meeting whenever the Chairperson thinks there is a need. The Committee may ask members of the Company’s management, or others, to attend the meeting and is authorized to receive all pertinent information from the Company. The Committee has sole discretion in determining the meeting attendees and agenda. A majority shall constitute a quorum of the Committee. A majority of the Committee in attendance shall decide any question brought before any meeting of the Committee. Minutes of each Committee meeting shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting.

IV.     AUTHORITY

      The Committee shall also carry out and may exercise any other powers or responsibilities delegated to it by the Board from time to time without requirement of Board approval. While acting within the scope of its stated purposes, the Committee shall have and may exercise all the powers and authority of the Board.

      The Committee shall have full access to all books, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to retain, at the Company’s expenses, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Committee shall have the authority to require that any of the Company’s personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.

V.     RESPONSIBILITIES

      The Committee shall oversee the Company’s financial reporting process on behalf of the Board, shall have direct responsibility for the oversight of the Auditors and shall report the results of its activities to the Board. The Committee’s functions and procedures should remain flexible to address changing circumstances most effectively. Management of the Company is responsible for the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit functions and internal controls. The Company’s Auditors are responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements and other procedures. Members of the Committee are not engaged in the accounting or auditing profession and some members may not be “financial experts” or otherwise experts in matters involving auditing or accounting, including auditor independence, financial reporting processes, accounting policies or internal audit functions and controls. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements fairly present the Company’s financial position and results of operations and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Committee is entitled to rely on: (i) the integrity of those persons within the Company and of the professionals and experts (such as the Auditors) from which the Committee receives information; (ii) the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts absent actual knowledge to the contrary; and (iii) representations made by management or the Auditors as to any non-audit services provided by the Auditors to the Company.

      To implement the Committee’s purpose and policy, the Committee shall, to the extent the Committee deems necessary or appropriate, be charged with the following functions and processes with the understanding, however, that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities under certain circumstances:

          A.     General

      1.     Adopt a written Audit Committee Charter that is approved by the full Board of Directors. The Committee shall review this charter as necessary, no less than annually, and recommend any proposed changes to the Board for approval.

      2.     Report Committee actions to the Board and make appropriate recommendations.

      3.     Prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

      4.     Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

      5.     Discharge any additional responsibilities as dictated by the law, the Company’s Bylaws, or that the Board requires.

          B.     Audit Activities

      1.     Have sole authority and responsibility with regard to the selection, evaluation, oversight, and, as appropriate, replacement of the Company’s Auditors.

      2.     Consider and evaluate the independence, experience, qualifications, and effectiveness of the Auditors. Annually, the Committee will review and approve all fees and all relationships between the Auditors and the Company to determine the Auditors’ independence.

      3.     Except as permitted under the Sarbanes-Oxley Act or the applicable rules promulgated by the SEC, the Committee shall pre-approve the hiring or retention of the Auditors or any of its affiliates for any audit related services (including comfort letters and statutory audits) or non-audit services and shall approve the fees to be paid to the Auditors or its affiliates and any other terms of the engagement of the Auditors or its affiliates. Although the Committee may seek the input of management, the Committee shall have the sole authority to approve all audit engagement fees and terms, as well as all significant non-audit engagements with the Auditors or any of its affiliates. The Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals required by this paragraph; provided that such approvals are presented to the Committee at each of its scheduled meetings.

      4.     The Committee shall, at least annually, review the experience and qualifications of the Auditors’ senior personnel that are providing audit services to the Company and the quality control procedures of the Auditors. In conducting its review, the Committee shall:

a. At least annually, obtain and review a report by the Auditors describing: (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the Auditors and the Company (to assess the Auditors’ independence).

b. Ensure that the Auditors prepare and deliver, at least annually, a written statement delineating all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the Auditors with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the Auditors. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the Auditors” report to satisfy itself of the Auditors’ independence.

c. Confirm with the Auditors that the Auditors are in compliance with the partner rotation requirements established by the SEC.

d. If applicable, consider whether the Auditors’ provision of non-audit services to the Company is compatible with maintaining the independence of the Auditors.

e. Assess the Auditors’ scope and approach for the annual audit, including the process for identifying and responding to key audit and internal control risks. Review significant reports to management prepared by the Auditors.

f. Obtain from and discuss with the Auditors, timely reports prepared by the Auditors regarding: (i) all accounting policies and practices that the Auditors identify as critical; (ii) all alternative treatments within generally accepted accounting principles for policies and practices that have been discussed among management and the Auditors and the ramifications of such alternative disclosures and treatments, and the treatment preferred by the Auditor; (iii) all other material written communications between the Auditors and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, Auditors’ engagement letter, Auditors’ independence letter, schedule of unadjusted differences and a listing of adjustments and reclassifications not recorded, if any; and (iv) any changes in the accounting policies and practices of the Company or any changes (or initiatives or proposals to change) of any accounting or financial reporting rules that could reasonably be expected to have a material impact on the Company’s financial statements.

g. Review the internal audit function of the Company including: its independence, the authority of its reporting relationships, the adequacy of qualifications and resources, and review and concur in the appointment, replacement, reassignment, or dismissal of the senior internal auditor.

h. Review and approve internal audit activities including: the internal audit charter, internal audit plan, status of internal audit projects, and the summaries of completed internal audits.

i. Meet with the senior internal auditor to discuss the conclusions and recommendations of any reports prepared by him or her for the Committee and any other matters brought to the attention of the Committee by the senior internal auditor.

          C.     Financial Statements and Internal Controls

      1.     Review the annual audited financial statements with management and the external independent auditor prior to the filing of the Company’s Form 10-K. Determine that the Auditors are satisfied with the disclosure and content of the financial statements, including the nature and extent of any significant changes in accounting principles.

      2.     Discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others, (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements; (ii) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates or the disclosures in the financial statements.

      3.     Based on the review and discussions referenced above, and based on the disclosures received from the Auditors regarding its independence and discussions with the Auditors regarding such independence, recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

      4.     Review with management and the Auditors the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including discussing with the external independent auditors the scope and results of their required quarterly review procedures.

      5.     Discuss with financial management and the Auditors their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices, significant financial reporting issues, or disputes regarding the treatment of GAAP or of the Company’s critical accounting policies that were made in connection with the preparation of the Company’s financial statements.

      6.     Review with management and the Auditors the effect of regulatory and accounting initiatives on the Company’s financial statements, as well as the presence of any off-balance sheet structures or related-party transactions.

      7.     Consider and review with management, the internal audit function, and the Auditors:

a. The effectiveness of, or weaknesses in, the Company’s internal controls including the status and adequacy of information systems and security.

b. Any related significant findings and recommendations of the Auditors and the internal auditors together with management’s responses including the timetable for implementation of recommendations to correct weaknesses in the internal controls.

      8.     Review and discuss among themselves, without management or the Auditors present, the financial information and control structure of the Company.

          D.     Legal, Compliance and Ethics

      1.     Require management to report on procedures that provide assurance that the Company’s mission, values, and code of ethics are properly communicated to all employees.

      2.     Discuss with management and the Auditors any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

      3.     Discuss with management the Company’s policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors. Review and approve transactions between the Company and related parties, as defined by the applicable requirements of the Sarbanes Oxley Act, Nasdaq, and SEC.

      4.     Meet with organization’s legal counsel to review any legal matters that may have a significant impact on the Company’s overall financials.

      5.     Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters. Establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

      6.     Discuss with management the Company’s policies with respect to risk assessment and risk management, and the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

APPENDIX B

THE 2003 INCENTIVE AWARD PLAN

OF
GEN-PROBE INCORPORATED

      Gen-Probe Incorporated, a Delaware corporation, has adopted The 2003 Incentive Award Plan of Gen-Probe Incorporated (the “Plan”), effective March 3, 2003, for the benefit of its eligible Employees, Consultants and Directors.

      The purposes of the Plan are as follows:

(1) To provide an additional incentive for Directors, Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

(2) To enable the Company to obtain and retain the services of Directors, Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I

DEFINITIONS

      1.1.     General. Whenever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

      1.2.     Administrator. “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options and shares of Restricted Stock granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Awards, the term “Administrator” shall refer to the Committee, except to the extent the Board has assumed the authority for administration of the Plan as provided in Section 9.2.

      1.3.     Award. “Award” shall mean an Option, a Restricted Stock award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, “Awards”).

      1.4.     Award Agreement. “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder, which shall contain such terms and conditions with respect to an Award, as the Administrator shall determine, consistent with the Plan.

      1.5.     Award Limit. “Award Limit” shall mean Five Hundred Thousand (500,000) shares of Common Stock, as adjusted pursuant to Section 10.3 of the Plan.

      1.6.     Board. “Board” shall mean the Board of Directors of the Company.

      1.7.     Change in Control. “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:

(a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer for securities of the Company;

(b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board;

(c) a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or another entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company’s then outstanding voting securities shall not constitute a Change in Control; or

(d) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

      1.8.     Code.     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

      1.9.     Committee.     “Committee” shall mean the Board, or Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

      1.10.     Common Stock.     “Common Stock” shall mean the Common Stock of the Company, par value $0.0001 per share.

      1.11.     Company.     “Company” shall mean Gen-Probe Incorporated, a Delaware corporation.

      1.12.     Consultant.     “Consultant” shall mean any consultant or adviser (other than an Employee) if:

(a) the consultant or adviser renders bona fide services to the Company;

(b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

      1.13.     Director. “Director” shall mean a member of the Board, whether such Director is an Employee or an Independent Director.

      1.14.     DRO. “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

      1.15.     Employee. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

      1.16.     Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      1.17.     Fair Market Value. “Fair Market Value” shall mean, as of any date, the value of the Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or traded on The Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common

Stock) on the last market trading day prior to the day of determination, as reported by The Nasdaq Stock Market or such other source as the Board deems reliable.

(b) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

      1.18.     Holder. “Holder” shall mean a person who has been granted or awarded an Award.

      1.19.     Incentive Stock Option. “Incentive Stock Option” shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

      1.20.     Independent Director. “Independent Director” shall mean a member of the Board who is not an Employee.

      1.21.     Non-Qualified Stock Option. “Non-Qualified Stock Option” shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      1.22.     Option. “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

      1.23.     Performance Criteria. “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the Fair Market Value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

      1.24.     Plan. “Plan” shall mean The 2003 Incentive Award Plan of Gen-Probe Incorporated.

      1.25.     Restricted Stock. “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

      1.26.     Rule 16b-3. “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

      1.27.     Section 162(m) Employee. “Section 162(m) Employee” shall mean any Employee designated by the Administrator as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

      1.28.     Securities Act. “Securities Act” shall mean the Securities Act of 1933, as amended.

      1.29.     Stock Appreciation Right. “Stock Appreciation Right” shall mean a stock appreciation right granted under Article VIII of the Plan.

      1.30.     Subsidiary. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      1.31.     Substitute Award. “Substitute Award” shall mean an Option granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by another company or entity in connection with a corporate or similar transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an option granted in connection with the cancellation and repricing of an Option.

      1.32.     Termination of Consultancy. “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, disability or retirement; but excluding terminations where there is a simultaneous engagement by or commencement of employment with the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code). The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

      1.33.     Termination of Directorship. “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be re-elected, death, disability or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

      1.34.     Termination of Employment. “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code), (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II

SHARES SUBJECT TO PLAN

      2.1.     Shares Subject to Plan.

      (a) The shares of stock subject to Awards shall be Common Stock, subject to Section 10.3 of the Plan. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed Three Million Seven Hundred Fifty Thousand (3,750,000); provided, however that the aggregate number of shares of Common Stock which may issued as shares of Restricted Stock under the Plan shall not exceed twenty percent (20%) of the total number of shares of Common Stock issuable hereunder. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such Awards may be either previously authorized but unissued shares or treasury shares.

      (b) The maximum number of shares of Common Stock which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options that are canceled continue to be counted against the Award Limit.

      2.2.     Add-Back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares of Common Stock subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code.

ARTICLE III

GRANTING OF AWARDS

      3.1.     Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

      3.2.     Provisions Applicable to Section 162(m) Employees.

      (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

      (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Employee that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria, including Restricted Stock the restrictions to which lapse upon the obtainment of performance goals which are related to one or more of the Performance Criteria.

      (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article VII which may be granted to one or more Section 162(m) Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Employees, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Employee for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

      (d) Furthermore, notwithstanding any other provision of the Plan, any Award that is granted to a Section 162(m) Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan and such Awards shall be deemed amended to the extent necessary to conform to such requirements.

      3.3.     Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      3.4.     At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment or consulting agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV

GRANTING OF OPTIONS TO EMPLOYEES,

CONSULTANTS AND INDEPENDENT DIRECTORS

      4.1.     Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Any Independent Director selected by the Board pursuant to Section 4.5(a)(i) shall be eligible to be granted an Option. All grants shall be made at the discretion of the Committee or the Board, as the case may be, and no person shall be entitled to a grant of an Option as a matter of right.

      4.2.     Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

      4.3.     Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

      4.4.     Granting of Options to Employees and Consultants.

      (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) Select from among the Employees or Consultants (including Employees or Consultants who have previously been granted Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares of Common Stock to be subject to such Options granted to the selected Employees or Consultants;

(iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

      (b) Upon the selection of an Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate, and the Committee shall authorize one or more of the officers of the Company to prepare, execute and deliver the Award Agreement with respect to such Option.

      (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

      4.5.     Granting of Options to Independent Directors.

      (a) Subject to Section 4.5(b), the Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) Determine whether to grant Options to Independent Directors, and, in the event Options are so granted, select from among the Independent Directors (including Independent Directors who have previously been granted Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares of Common Stock to be subject to such Options granted to the selected Independent Directors; and

(iii) Determine the terms and conditions of such Options, consistent with the Plan.

      (b) Upon the selection of an Independent Director to be granted an Option, and the grant of an Option to an Independent Director, the Board shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate, and the Board shall authorize one or more officers of the Company to prepare, execute and deliver the Award Agreement with respect to such Option.

      4.6.     Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses that would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors’ fees that would otherwise be payable to such Independent Directors, pursuant to such policies that may be adopted by the Administrator from time to time.

ARTICLE V

TERMS OF OPTIONS

      5.1.     Option Price. The price per share of the shares of Common Stock subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and:

(a) in the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code; and

(b) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of

Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

      5.2.     Option Term. The term of an Option granted to an Employee or Consultant shall be set by the Committee in its absolute discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted; and, provided, further, that, in the case of Incentive Stock Options, the term shall not be more than five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted.

5.3.	Option Vesting

      (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests and becomes exercisable.

      (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

      (c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company), exceeds $100,000, such Options or other options shall be treated as non-qualified stock options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options or other options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option or other options with respect to such stock is granted.

      5.4.     Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. The period during which the right to exercise, in whole or in part, an Option granted to an Independent Director vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. The term of each Option granted to an Independent Director shall be determined by the Administrator and shall be no greater than ten (10) years from the date the Option is granted. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable. Options granted to Independent Directors under Section 4.5 shall be subject to such other terms and conditions as are determined by the Administrator.

      5.5.     Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

(b) the aggregate exercise price thereof; does not exceed the excess of;

(c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(d) the aggregate exercise price of such shares.

      5.6.     Restrictions on Common Stock.

      The Administrator may, in its sole discretion, provide under the terms of an Option that shares of Common Stock purchased upon exercise of such Option shall be subject to repurchase from the Holder by the Company, or shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company and the Subsidiaries, Company performance and individual performance; provided, however, that, by action taken before or after the Common Stock is purchased upon exercise of the Option, the Administrator may, on such terms and conditions as it may determine to be appropriate, terminate the Company’s repurchase right or remove any or all of the restrictions imposed by the terms of the Award Agreement. The Company’s right to repurchase the Common Stock from the Holder then subject to the right shall provide that immediately upon a Termination of Employment, a Termination of Consultancy, or a Termination of Directorship, as applicable, and for such period as the Administrator shall determine, the Company shall have the right to purchase the Common Stock at a price per share equal to the price paid by the Holder for such Common Stock, or such other price as is determined by the Administrator; provided, however, that, in the event of a Change in Control, such right of repurchase shall terminate immediately prior to the effective date of such Change in Control. Shares of Common Stock purchased upon the exercise of an Option may not be sold, transferred or encumbered until any repurchase right and any and all restrictions are terminated or expire. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing such shares of Common Stock until the repurchase right and any and all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate terminate, expire or shall have been removed. In order to enforce the restrictions imposed upon shares of Common Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Common Stock that are still subject to any repurchase right or restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Common Stock as of the date of transfer of the Common Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VI

EXERCISE OF OPTIONS

      6.1.     Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

      6.2.     Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its sole and absolute discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and (iv).

      6.3.     Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

      6.4.     Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

      6.5.     Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

      6.6.     Limitations on Exercise of Options Granted to Independent Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of 12 months from the date of the Holder’s death;

(b) The expiration of 12 months from the date of the Holder’s Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

(c) The expiration of three months from the date of the Holder’s Termination of Directorship for any reason other than such Holder’s death or his or her permanent and total disability, unless the Holder dies within said three-month period; or

(d) The expiration of 10 years from the date the Option was granted.

      6.7.     Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII

AWARD OF RESTRICTED STOCK

      7.1.     Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee or Consultant who the Committee determines should receive such an Award.

      7.2.     Award of Restricted Stock.

      (a) The Committee may from time to time, in its absolute discretion:

(i) Select from among the Employees or Consultants (including Employees or Consultants who have previously been granted other Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

      (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

      (c) Upon the selection of an Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate, and the Committee shall authorize one or more officers of the Company to prepare, execute and deliver the Award Agreement with respect to such Restricted Stock.

      7.3.     Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

      7.4.     Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, if any, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Employees, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Employees, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder’s retirement, or otherwise.

      7.5.     Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Employees, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder’s retirement, or otherwise.

      7.6.     Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

      7.7.     Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

      7.8.     Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

      7.9.     Restricted Stock in Lieu of Cash Compensation. Notwithstanding anything herein to the contrary, shares of Restricted Stock may be granted to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors pursuant to such policies as may be adopted by the Administrator from time to time.

ARTICLE VIII

STOCK APPRECIATION RIGHTS

      8.1.     Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

      8.2.     Coupled Stock Appreciation Rights.

      (a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

      (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

      (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

      8.3.     Independent Stock Appreciation Rights.

      (a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

      (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

      8.4.     Payment and Limitations on Exercise.

      (a) Payment of the amounts determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

      (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE IX

ADMINISTRATION

      9.1.     Committee. The Committee shall be the Compensation Committee of the Board, unless the Board specifically assumes the functions of the Committee or appoints another committee to assume such functions.

      9.2.     Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time assume any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors.

      9.3.     Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

      9.4.     Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE X

MISCELLANEOUS PROVISIONS

      10.1.     Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

      During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

      Notwithstanding the foregoing provisions of this Section 10.1, the Administrator, in its sole discretion, may determine to grant a Non-Qualified Stock Option which, by its terms as set forth in the applicable Award Agreement, may be transferred by the Holder, in writing and with prior written notice to the Administrator, to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (a) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (b) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (c) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation, documents to: (i) confirm the status of the transferee as a Permitted Transferee, (ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer. For purposes of this Section, “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) owns more than fifty percent (50%) of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

      10.2.     Amendment, Suspension or Termination of the Plan.

      (a) Except as otherwise provided in this Section 10.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares that may be issued under the Plan.

      (b) No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

      (c) No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Option be granted under the Plan after the first to occur of the following events:

(i) The expiration of ten years from the date the Plan is adopted by the Board; or

(ii) The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 10.5.

      10.3.     Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

      (a) Subject to Section 10.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) the grant or the exercise price with respect to any Award.

      (b) Subject to Sections 10.3(d) and 10.4, in the event of any transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (any such action applied to Employees and former Employees to be applied uniformly) and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) to provide for either the cancellation of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested, or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) to provide that the Award cannot vest, be exercised or become payable after such event;

(iii) to provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

(iv) to provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v) to make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future; and

(vi) to provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Common Stock may be terminated and some or all shares of such Restricted Stock or Common Stock may cease to be subject to repurchase after such event.

      (c) Subject to Sections 10.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, Award Agreement or certificate, as it may deem equitable and in the best interests of the Company.

      (d) With respect to Awards that are granted to Section 162(m) Employees and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this

Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C) or any successor provisions thereto. No adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

      (e) The existence of the Plan, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      10.4.     Change in Control. Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such Award and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

      10.5.     Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided, however, that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Employees should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

      10.6.     Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

      10.7.     Forfeiture Provisions. Subject to the limitations of applicable law, pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that if (a)(i) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (ii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause, then (b) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any exercise of the Award, or upon the receipt or resale of any Common Stock underlying any Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited.

      10.8.     Effect of Plan upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

      10.9.     Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      10.10.     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of share of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

      10.11.     Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

      10.12.     Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

      10.13.     Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

* * *

      I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Gen-Probe Incorporated on March 3, 2003.

      Executed on this 3rd day of March, 2003.

/s/ R. WILLIAM BOWEN

R. William Bowen
Secretary

      * * *

      I hereby certify that the foregoing Plan was duly approved by the stockholders of Gen-Probe Incorporated on May 29, 2003.

      Executed on this       day of                     , 2003.

R. William Bowen
Secretary

APPENDIX C

GEN-PROBE INCORPORATED

EMPLOYEE STOCK PURCHASE PLAN

      Gen-Probe Incorporated, a Delaware corporation (the “Company”), hereby adopts the Gen-Probe Incorporated Employee Stock Purchase Plan (the “Plan”), effective as of May 30, 2003.

      The purposes of the Plan are as follows:

(1) To assist eligible employees of the Company and its Designated Subsidiary Corporations (as defined below) in acquiring stock ownership in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan,” within the meaning of Section 423(b) of the Code (as defined below).

(2) To encourage such employees to remain in the employment of the Company and its Subsidiary Corporations.

      1.     Definitions. Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

(a) “Account” shall mean the account established for an Eligible Employee under the Plan with respect to an Offering Period.

(b) “Agent” shall mean the brokerage firm, bank or other financial institution, entity or person(s) engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

(c) “Authorization” shall mean an Eligible Employee’s payroll deduction authorization with respect to an Offering Period provided by such Eligible Employee in accordance with Section 3(b).

(d) “Base Compensation” shall mean the (i) base salary payable to an Eligible Employee by the Company during such individual’s period of participation in one or more Offering Periods under the Plan, plus (ii) all overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive compensation payments. Such Base Compensation shall be calculated before deduction of (A) any income or employment tax withholdings, or (B) any pre-tax contributions made by the Company to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Company. However, Base Compensation shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Eligible Employee’s behalf by the Company to any employee benefit or welfare plan now or hereafter established.

(e) “Board” means the Board of Directors of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means the committee of the Board appointed to administer the Plan pursuant to Section 13.

(h) “Company” means Gen-Probe Incorporated, a Delaware corporation.

(i) “Date of Exercise” of any Option means the date on which such Option is exercised, which shall be the last day of the Offering Period with respect to which the Option was granted, in accordance with Section 4(a) (except as provided in Section 9).

(j) “Date of Grant” of any Option means the date on which such Option is granted, which shall be the first day of the Offering Period with respect to which the Option was granted, in accordance with Section 3(a).

(k) “Designated Subsidiary Corporation” means any Subsidiary Corporation designated by the Board in accordance with Section 14.

(l) “Eligible Employee” means an Employee of the Company or any Designated Subsidiary Corporation who does not, immediately after the Option is granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent Corporation or a Subsidiary Corporation (as determined under Section 423(b)(3) of the Code). The rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an individual shall be treated as an Employee of the Company or Subsidiary Corporation employing such individual immediately prior to such leave. Notwithstanding the foregoing, an Employee whose customary employment is for 20 hours or less per week or for less than 5 months in any calendar year shall not be Eligible an Employee.

(m) “Employee” shall mean an individual who renders services to the Company or a Subsidiary Corporation in the status of an “employee” within the meaning of Code Section 3401(c). “Employee” shall not include any director of the Company or a Subsidiary Corporation who does not render services to the Company or a Subsidiary Corporation in the status of an “employee” within the meaning of Code Section 3401(c).

(n) Offering Period” shall mean each six-month period commencing on any March 1 and September 1 on or after May 30, 2003; provided, however, that the first Offering Period under the Plan shall commence on May 30, 2003 and end on the last trading day on or before September 1, 2003. Options shall be granted on the Date of Grant and exercised on the Date of Exercise, as provided in Sections 3(a) and 4(a), respectively.

(o) “Option” means an option to purchase shares of Stock granted under the Plan to an Eligible Employee in accordance with Section 3(a).

(p) “Option Price” means the option price per share of Stock determined in accordance with Section 4(b).

(q) “Parent Corporation” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(r) “Payday” means the regular and recurring established day for payment of Base Compensation to an Employee of the Company or any Subsidiary Corporation.

(s) “Plan” means the Gen-Probe Incorporated Employee Stock Purchase Plan.

(t) “Stock” means the shares of the Company’s common stock, $0.0001 par value.

(u) “Subsidiary Corporation” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      2.     Stock Subject to the Plan. Subject to the provisions of Section 9 hereof (relating to adjustments upon changes in the Stock) and Section 12 hereof (relating to amendments of the Plan), the maximum number of shares of Stock which shall be made available for sale under the Plan shall be 500,000 shares.

      3.     Grant of Options.

      (a) Option Grants.     The Company shall grant Options under the Plan to all Eligible Employees in successive Offering Periods until the earlier of: (i) the date on which the number of shares of Stock available under the Plan have been sold or (ii) the date on which the Plan is suspended or terminates. Each Employee who is an Eligible Employee on the first day of an Offering Period shall be granted an Option with respect to such Offering Period. The Date of Grant of such an Option shall be the first day of the Offering Period with respect to which such Option was granted. Each Option shall expire on the Date of Exercise immediately after the automatic exercise of the Option in accordance with Section 4(a), unless such Option terminates earlier in accordance with Section 5, 6 or 9. The number of shares of Stock subject to an Eligible Employee’s Option shall equal the cumulative payroll deductions authorized by such Eligible Employee in accordance with subsection (b) of this Section 3 for the Option Period (if any), divided by the Option Price; provided, however, that the number of shares of Stock subject to such Option shall not exceed 100,000 shares; and, provided, further, that the number of shares of Stock subject to such Option shall not exceed the number determined in accordance with subsection (c). The Company shall not grant an Option with respect to an Offering Period to any individual who is not an Eligible Employee on the first day of such Offering Period.

      (b) Election to Participate; Payroll Deduction Authorization.     Except as provided in subsection (d), an Eligible Employee shall participate in the Plan only by means of payroll deduction. Each Eligible Employee who elects to participate in the Plan with respect to an Offering Period shall deliver to the Company, not later than ten (10) days before the first day of the Offering Period, a completed and executed written payroll deduction authorization in a form prepared by the Committee (the “Authorization”). An Eligible Employee’s Authorization shall give notice of such Eligible Employee’s election to participate in the Plan for the next following Offering Period (and subsequent Offering Periods) and shall designate a whole percentage of such Eligible Employee’s Base Compensation to be withheld by the Company or the Designated Subsidiary Corporation employing such Eligible Employee on each Payday during the Offering Period. An Eligible Employee may designate any whole percentage of Base Compensation which is not to be less than one percent (1%) and not more than fifteen percent (15%). An Eligible Employee’s Base Compensation payable during an Offering Period shall be reduced each Payday through payroll deduction in an amount equal to the percentage specified in the Authorization, and such amount shall be credited to such Eligible Employee’s Account under the Plan. An Eligible Employee may change the percentage of Base Compensation designated in the Authorization, subject to the limits of this subsection (b), or may suspend the Authorization, at any time during the Offering Period, provided, that any such change or suspension shall become effective not later than ten (10) days after receipt by the Company. Any Authorization shall remain in effect for each subsequent Offering Period, unless the Eligible Employee submits a new Authorization pursuant to this subsection (b), withdraws from the Plan pursuant to Section 5, ceases to be an Eligible Employee as defined in Section 1(l) or terminates employment as provided in Section 6.

      (c) $25,000 Limitation.     No Eligible Employee shall be granted an Option under the Plan which permits his or her rights to purchase shares of Stock under the Plan, together with other options to purchase shares of Stock or other stock under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to Section 423 of the Code, to accrue at a rate which exceeds $25,000 of fair market value of such shares of Stock or other stock (determined at the time the Option or other option is granted) for each calendar year in which the Option is outstanding at any time. For purpose of the limitation imposed by this subsection, (i) the right to purchase shares of Stock or other stock under an Option or other option accrues when the Option or other option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase shares of Stock or other stock under an Option or other option accrues at the rate provided in the Option or other option, but in no case may such rate exceed $25,000 of the fair market value of such Stock or other stock (determined at the time such Option or other option is granted) for any one calendar year, and (iii) a right to purchase Stock or other stock which has accrued under an Option or other option may not be carried over to any Option or other option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

      (d) Leaves of Absence. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an Employee may continue to participate in the Plan by making cash payments to the Company on each Payday equal to the amount of the Employee’s payroll deduction under the Plan for the Payday immediately preceding the first day of such Employee’s leave of absence.

      4.     Exercise of Options; Option Price.

      (a) Option Exercise. Each Employee automatically and without any act on such Employee’s part shall be deemed to have exercised such Employee’s Option on the Date of Exercise to the extent that the balance then in the Employee’s Account is sufficient to purchase, at the Option Price, whole shares of the Stock subject to the Option. No fractional shares may be purchased upon exercise of the Option. The balance of the amount credited to the Account of each Employee that has not been applied to the purchase of shares of Stock on the Date of Exercise as a result of the prohibition on the purchase of fractional shares under the Plan shall remain in such Account and shall be applied to subsequent Option exercises, subject to the terms of Sections 4(d) and 5(a). If any additional amount remains credited to the Account of an Employee following the exercise of the Option, the Company or Subsidiary Corporation employing the Employee shall immediately pay to the Employee the amount credited to the Employee’s Account in one lump sum payment in cash, without any interest thereon.

      (b) Option Price Defined. The option price per share of Stock (the “Option Price”) to be paid by an Employee upon the exercise of the Employee’s Option shall be equal to 85% of the lesser of: (i) the Fair Market Value of a share of Stock on the Date of Exercise and (ii) the Fair Market Value of a share of Stock on the Date of Grant. The “Fair Market Value” of a share of Stock as of a given date shall be (a) the closing price of a share of Stock on the principal stock exchange or the Nasdaq National Market or Nasdaq SmallCap Market on which shares of Stock are then outstanding, if any (or as reported on any composite index which includes such principal stock exchange or Nasdaq Market), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the immediately preceding date on which a trade occurred, (b) if Stock is not traded on an exchange or Nasdaq but is quoted on a quotation system other than Nasdaq, the mean between the closing representative bid and asked prices for the Stock on the trading day previous to such date as reported by such quotation system, or (c) if Stock is not publicly traded on an exchange or Nasdaq and not quoted on a quotation system other than Nasdaq, the Fair Market Value of a share of Stock as established by the Committee acting in good faith.

      (c) Book Entry/ Share Certificates. As soon as reasonably practicable after the purchase of whole shares of Stock upon the exercise of an Option by an Employee, the Company shall issue the shares of Stock to such Employee and such shares shall be held in the custody of the Agent for the benefit of the Employee. The Company or the Agent shall make an entry on its books and records indicating that the shares of Stock purchased in connection with such exercise have been duly issued as of that date to such Employee. An Employee shall have the right at any time to request in writing a certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder. Upon receipt of an Employee’s written request for any such certificate, the Company shall (or shall cause the Agent to), within ten (10) days or, if later, as soon as reasonably practicable after the date of such receipt, deliver any such certificate to the Employee. Nothing in this subsection (c) shall prohibit the sale or other disposition by an Employee of shares of Stock purchased hereunder. In the event the Company is required to obtain authority from any commission or agency to issue any certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder, the Company shall seek to obtain such authority as soon as reasonably practicable.

      (d) Pro Rata Allocations. If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares of Stock remaining unsold under the Plan (after deduction for all shares of Stock for which Options have theretofore been exercised), the Committee shall make a pro rata allocation of the available remaining shares of Stock in as nearly a uniform manner as shall be practicable and the balance of the amount credited to the Account of each Employee which has not been applied to the purchase of shares of Stock shall be paid to such Employee in one lump sum in cash within thirty (30) days after the Date of Exercise, without any interest thereon.

      (e) Information Statement. The Company shall provide each Employee whose Option is exercised with an information statement in accordance with Section 6039(a) of the Code and the Treasury Regulations thereunder. The Company shall maintain a procedure for identifying certificates of shares of Stock sold upon the exercise of Options in accordance with Section 6039(b) of the Code.

      5.     Withdrawal from the Plan.

      (a) Withdrawal Election. An Employee may withdraw from participation under the Plan at any time, except that an Employee may not withdraw during the last ten (10) days of any Option Period. An Employee electing to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Committee (the “Withdrawal Election”) not later than ten (10) days prior to the Date of Exercise for such Option Period. Upon receipt of an Employee’s Withdrawal Election, the Company or Subsidiary Corporation employing the Employee shall pay to the Employee the amount credited to the Employee’s Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), at the Employee’s request the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee (the value of any fractional share to be returned to such Employee by check), in either case within thirty (30) days of receipt of the Employee’s Withdrawal Election. Upon receipt of an Employee’s Withdrawal Election by the Company, the Employee shall cease to participate in the Plan and the Employee’s Option for such Option Period shall terminate.

      (b) Eligibility following Withdrawal. An Employee who withdraws from the Plan with respect to an Option Period, and who is still an Eligible Employee, may elect to participate again in the Plan for any subsequent Offering Period by delivering to the Company an Authorization not later than ten (10) days before the first day of the Offering Period pursuant to Section 3(b).

      6.     Termination of Employment.

      (a) Termination of Employment Other than by Death. If the employment of an Employee with the Company and the Subsidiary Corporation terminates other than by death, the Employee’s participation in the Plan automatically and without any act on the Employee’s part shall terminate as of the date of the termination of the Employee’s employment. As soon as practicable after such a termination of employment, the Company or Subsidiary Corporation employing the Employee shall pay to the Employee the amount credited to the Employee’s Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), at the Employee’s request the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee (the value of any fractional share to be returned to such Employee by check). Upon an Employee’s termination of employment covered by this subsection, the Employee’s Authorization and Option under the Plan shall terminate.

      (b) Termination by Death. If the employment of an Employee is terminated by the Employee’s death, the executor of the Employee’s will or the administrator of the Employee’s estate, by written notice to the Company, may request payment of the balance in the Employee’s Account, in which event the Company or Subsidiary Corporation employing the Employee shall pay the amount credited to the Employee’s Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), at the Employee’s request the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee (the value of any fractional share to be returned to such Employee by check) as soon as practicable after receiving such notice. Upon receipt of such notice, the Employee’s Authorization and Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, the Employee’s Option shall be deemed to have been exercised on such Date of Exercise.

      7.     Restriction upon Assignment. An Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Employee’s lifetime only by the Employee. Except as provided in Section 6(b) hereof, an Option may not be exercised to any extent except by the Employee. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Employee’s interest in the Plan, the Employee’s Option or any rights under the Employee’s Option.

      8.     No Rights of Stockholders until Shares Issued. With respect to shares of Stock subject to an Option, an Employee shall not be deemed to be a stockholder of the Company, and the Employee shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Employee or his or her nominee following exercise of the Employee’s Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

      9.     Changes in the Stock and Corporate Events; Adjustment of Options.

      (a) Subject to Section 9(c), in the event that the Committee, in its sole discretion, determines that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitation in Section 3(a) on the maximum number of shares of Stock which may be purchased),

(ii) the number and kind of shares of Stock (or other securities or property) subject to outstanding Options, and

(iii) the exercise price with respect to any Option.

      (b) Subject to Section 9(c), in the event of any transaction or event described in Section 9(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Employee’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide that all Options outstanding shall terminate without being exercised on such date as the Committee determines in its sole discretion;

(ii) To provide that all Options outstanding shall be exercised prior to the Date of Exercise of such Options on such date as the Committee determines in its sole discretion and such Options shall terminate immediately after such exercises.

(iii) To provide for either the purchase of any Option outstanding for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option had such Option been currently exercisable, or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

(iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(v) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Options, or in the terms and conditions of outstanding Options, or Options which may be granted in the future.

      (c) No adjustment or action described in this Section 9 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Securities and Exchange Act of 1934, as amended, or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of shares of Stock subject to any Option shall always be rounded to the next whole number.

      (d) The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof of which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      10.     Use of Funds; No Interest Paid. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Employee or credited to any Employee’s Account with respect to such funds.

      11.     Dividends.

      (a) Cash dividends and other cash distributions received by the Agent with respect to Stock held in its custody hereunder will be credited to each Employee’s Account in accordance with such Employee’s interests in such Stock, and shall be applied, as soon as practicable after the receipt thereof by the Agent, to the purchase in the open market at prevailing market prices of the number of whole shares of Stock that may be purchased with such funds (after deductions of any bank service fees, brokerage charges, transfer taxes, and any other transaction fee, expense or cost payable in connection with the purchase of such shares of Stock and not otherwise paid by the Employer.)

      (b) All purchases of shares of Stock made pursuant to this Section 11 will be made in the name of the Agent or its nominee, and shall be transferred and credited to the Account(s) of the Employees to which such dividends or other distributions were credited. Dividends paid in the form of shares of Stock will be allocated by the Agent, as and when received, with respect to Stock held in its custody hereunder to the Account of each Employee in accordance with such Employee’s interests in such Stock. Property, other than Stock or cash, received by the Agent as a distribution on Stock held in its custody hereunder, shall be sold by the Agent for the accounts of Employees, and the Agent shall treat the proceeds of such sale in the same manner as cash dividends received by the Agent on Stock held in its custody hereunder.

      12.     Amendment, Suspension or Termination of the Plan. Each of the Board and the Committee may amend, suspend, or terminate the Plan at any time and from time to time, including with respect to the duration or frequency of Offering Periods under the Plan, provided that approval by a vote of the holders of the outstanding shares of the Company’s capital stock entitled to vote shall be required to amend the Plan to: (a) change the number of shares of Stock that may be sold pursuant to Options under the Plan, (b) alter the requirements for eligibility to participate in the Plan, or (c) in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

      13.     Administration by Committee; Rules and Regulations.

      (a) Appointment of Committee. The Committee shall consist of two or more members, and may be comprised of members of the Board or Employees. Appointment of Committee members shall be made by the Board and shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

      (b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the terms of the Options, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

      (c) Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

      (d) Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities that members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Option holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company to the maximum extent permitted under applicable law and the charter documents of the Company in respect of any such action, determination or interpretation.

      14.     Designation of Subsidiary Corporations. The Board shall designate from among the Subsidiary Corporations, as determined from time to time, the Subsidiary Corporation or Subsidiary Corporations whose Employees shall be eligible to be granted Options under the Plan. The Board may designate a Subsidiary Corporation, or terminate the designation of a Subsidiary Corporation, without the approval of the stockholders of the Company.

      15.     No Rights as an Employee. Nothing in the Plan shall be construed to give any person (including any Eligible Employee) the right to remain in the employ of the Company, a Parent Corporation or a Subsidiary Corporation or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee) at any time, with or without cause.

      16.     Term; Approval by Stockholders. Subject to approval by the stockholders of the Company in accordance with this Section, the Plan shall remain in effect until terminated in accordance with Section 12. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the adoption of the Plan by the Board. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the Company’s stockholders; and, provided, further, that if such approval has not been obtained by the end of said 12-month period, all Options previously granted under the Plan shall thereupon terminate without being exercised.

      17.     Effect upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation to: (a) establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation, or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

      18.     Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

(a) The admission of such shares to listing on all stock exchanges, if any, on which is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

(d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

(e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

      19.     Notification of Disposition. Each Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made: (a) within two (2) years from the Date of Grant of the Option, or (b) within one (1) year after the transfer of such shares of Stock to such Employee upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

      20.     Notices. Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Employee shall be addressed to such Employee at such Employee’s last address as reflected in the Company’s records. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      21.     Headings. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

(Signature page follows)

      I hereby certify that the Gen-Probe Incorporated Employee Stock Purchase Plan was adopted by the Board of Directors of Gen-Probe Incorporated on April 2, 2003.

      Executed on this 2nd day of April, 2003.

/s/ R. WILLIAM BOWEN

R. William Bowen
Secretary

* * * * * * *

      I hereby certify that the Gen-Probe Incorporated Employee Stock Purchase Plan was approved by the stockholders of Gen-Probe Incorporated on May 29, 2003.

      Executed on this                               day of                     , 2003.

R. William Bowen
Secretary

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

GEN-PROBE INCORPORATED

     The undersigned hereby appoints Henry L. Nordhoff and Herm Rosenman, and each of them with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Gen-Probe Incorporated Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held at 10:00 a.m. on May, 29, 2003 at Gen-Probe offices located at 10210 Genetic Center Drive, San Diego, CA 92121-4262, or any adjournment thereof, with all powers which the undersigned would possess at the Meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of the nominees in proposal 1, and for proposals 2, 3 and for proposal 4.

(Continued and to be marked, dated and signed, on the other side)

For the convenience of our Japanese speaking stockholders, this proxy form is being produced in both English and Japanese. Please complete, sign and return only one proxy card in the language of your preference.

FOLD AND DETACH HERE
Vote by Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.eproxy.com/gpro		1-800-435-6710
Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box above and below to create and submit an electronic ballot	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given. Only USA, Canada & Puerto Rico stockholders can vote via telephone.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
You can view the Annual Report, 10K and Proxy Statement on the Investor Relations section of Gen-Probe’s website located at www.gen-probe.com

[Japanese Translation of Proxy Card]

Please mark your votes as indicated in this example	☒

Proposals:
FOR
1.	To elect two directors for a three-year term to expire at the 2006 Annual Meeting of Stockholders. The present Board of Directors of the Company has nominated and recommends for election as director the following persons:	the nominees listed at left (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for the nominees listed at left ☐

01 Henry L. Nordhoff
02 Gerald D. Laubach, Ph.D.

WITHHELD FOR (Write that nominee’s name in the space provided below).

		FOR	AGAINST	ABSTAIN
2.	To approve the adoption of the 2003 Incentive Award Plan of Gen-Probe Incorporated, and the reservation of 3,750,000 shares of the Company’s common stock for issuance thereunder.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	To approve the adoption of the Employee Stock Purchase Plan of Gen-Probe Incorporated and the reservation of 500,000 shares of the Company’s common stock for issuance thereunder.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003.	☐	☐	☐

5.	To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

[Japanese Translation of Proxy Card]